                                                                     EXHIBIT 2.1

                         BUSINESS PURCHASE AGREEMENT

                      SANCHA COMPUTER SERVICES PTY LIMITED
                                ACN 003 067 945

                    SANCHA SOFTWARE DEVELOPMENT PTY LIMITED
                                ACN 003 067 936

                                      and

                   TIER TECHNOLOGIES (AUSTRALIA) PTY LIMITED
                                ACN 076 287 039



                                F r e e h i l l
                             ---------------------
                             H o l l i n g d a l e
                             ---------------------
                                   & P a g e
                             ---------------------



         MLC CENTRE MARTIN PLACE SYDNEY NEW SOUTH WALES 2000 AUSTRALIA
TELEPHONE (02) 9225 5000 INT + (61 2) 9225 5000 FACSIMILE (02) 9322 4000 DX 361
                                     SYDNEY
                               REFERENCE: PC:30B
SYDNEY  MELBOURNE  PERTH  CANBERRA  BRISBANE  SINGAPORE  HANOI  HO CHI MINH CITY
                        CORRESPONDENT OFFICE IN JAKARTA

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THIS BUSINESS PURCHASE AGREEMENT

          is made on the _____ day of February 1998 between the following parties:

          1.   SANCHA COMPUTER SERVICES PTY LIMITED
               ACN 003 067 945
               as trustee of the Sancha Computer Services Unit Trust of 30A Marlborough Place, St Ives, New South Wales, 2075, Australia (SELLER)

          2.   SANCHA SOFTWARE DEVELOPMENT PTY LIMITED
               ACN 003 067 936
               of 30A Marlborough Place, St Ives, New South Wales, 2075,
               Australia
               (SSD)

          3.   TIER TECHNOLOGIES (AUSTRALIA) PTY LIMITED
               ACN 076 287 039
               of 99 Walker Street, North Sydney, New South Wales, 2060,
               Australia
               (BUYER)

RECITALS

          A.   The Seller is the owner of the Business Assets.

          B. The Seller agrees to sell and the Buyer agrees to buy the Business Assets.

          C.   SSD is the owner of the SSD Business.

          D. SSD agrees to sell and the Buyer agrees to buy the SSD Business and SSD agrees to release the Employees and the Contractors to permit the Buyer to employ and engage them in conjunction with the purchase of the Business and the Business Assets from the Seller.

THE PARTIES AGREE

          in consideration of, among other things, the mutual promises contained in this agreement:
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1  DEFINITIONS AND INTERPRETATION

     1.1  DEFINITIONS

          In this agreement:

          ACCOUNTS means the balance sheet in respect of the Business and the profit and loss account in respect of the Business for the years ending 30 June 1995, 1996 and 1997 and attached to this agreement as annexure D;

          ACCOUNTS DATE means 30 June 1997;

          ACCOUNTING STANDARDS means the accounting standards and practices determined under clause 1.4;

          AUTHORISATION includes:

          (a) any consent, registration, filing, agreement, notarisation, certificate, licence, approval, permit, authority or exemption from, by or with a Governmental Agency; and

          (b) any consent or authorisation regarded as given by a Governmental Agency due to the expiration of the period specified by a statute within which the Governmental Agency should have acted if it wished to proscribe or limit anything already lodged, registered or notified under that statute;

          BUSINESS means the business of providing computer services carried on by the Seller primarily in New South Wales, but also in Victoria and Western Australia;

          BUSINESS ASSETS means the assets situated in New South Wales, Victoria and Western Australia used in or forming part of the Business and includes, but is not limited to:

          (a)  Client Contracts;

          (b)  Computer Equipment;

          (c)  the Business Records;

          (d)  the Contracts;

          (e)  the Goodwill;

          (f)  the Property Leases;

          (g)  the Intellectual Property Rights;

          BUSINESS DAY means a day on which banks are open for business in Sydney;

          BUSINESS RECORDS means in relation to the Business:

          (a)  correspondence with Clients in relation to the Client Contracts;

          (b)  customer lists;

          (c)  supplier lists;

          (d)  records of Contracts and Property Leases;

          (e)  records of Receivables;

          (f)  computer programmes, data bases and software;

          (g)  originals or copies of ledgers, journals and books of account;

          (h) information on the marketing of any services provided in the Business;

          (i)  results of research carried out and other know-how; and

          (j) all other documents and records in respect of the Business or the Business Assets;

          CLIENT CONTRACTS means the contracts between the Seller and the Clients as described in schedule 2 and forming annexure A.

          CLIENT NOVATION AGREEMENTS means agreements in the form of annexure F;

          CLIENTS means the clients of the Seller described in Schedule 2;

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          COMPUTER EQUIPMENT means all computer equipment used in the Business as described in schedule 8;

          CONTINUING BUSINESS means the business carried on by the Buyer after the Purchase Date which involves the provision of computer services of the same or substantially similar type to those provided in the Business. Without limitation, the Continuing Business will include all computer services provided to the Sancha Clients and any other customers in the Financial Services Sector. If Tier acquires any other business in Australia which offers services partially or wholly in the Financial Services Sector, then the following business will be excluded from this definition of Continuing Business:

          * Any business forming part of that other business as at the date when the business was purchased.

          * Any business resulting directly from making more sales of the same services to the same business units within the same clients as that other business had as at the date when it was purchased.

          Also excluded from this definition of Continuing Business is any business forming part of the Buyer's business as at the Purchase Date and organic growth thereof within the government sector (other than government entities which are in any way involved in the provision or regulation of insurance or related services);

          CONTRACTOR CONTRACTS means the contracts between SSD and the Contractors and forming annexure B;

          CONTRACTOR NOVATION AGREEMENTS means the agreements in the form of annexure G;

          CONTRACTORS means the independent contractors of SSD used in the SSD Business as described in schedule 5;

          CONTRACTS means the agreements in respect of the Business to which the Seller is a party and which are, in whole or in part, executory as at the Purchase Date but excludes:

          (a) the Client Contracts, Contractor Contracts and the contracts with Employees;

          (b)  the Property Leases; and

          (c) any agreements to the extent they relate to Excluded Assets or Liabilities which are not otherwise assumed by the Buyer under this agreement;

          COPYRIGHT means the copyright of the Seller described in schedule 7;

          DISCLOSURE LETTER means the letter from the Seller and SSD dated the date of this agreement delivered to the Buyer before the signing of this agreement and which contains disclosures in respect of the Warranties;

          DOLLARS, A$ and $ means the lawful currency of the Commonwealth of Australia;

          DUTY means any stamp, transaction or registration duty or similar charge imposed by any Governmental Agency and includes, but is not limited to, any interest, fine, penalty, charge or other amount imposed in respect of the above;

          EMPLOYEE AND CONTRACTOR RELEASE means the release described in clause 8.10;

          EMPLOYEES means the employees of SSD listed in schedule 4 and any persons who become employees of SSD between the date of this agreement and the Purchase Date;

          ENCUMBRANCE means an interest or power:

          (a) reserved in or over an interest in any asset including, but not limited to, any retention of title; or

          (b) created or otherwise arising in or over any interest in any asset under a bill of sale, mortgage, charge, lien, pledge, trust or power,

          by way of security for the payment of a debt, any other monetary obligation or the performance of any other obligation, and includes, but is not limited to, any agreement to grant or create any of the above;

          ENCUMBER shall mean to create or suffer to exist an Encumbrance;

          ESCROW AGENT means Williams Hatchman & Kean Nominees Pty Limited, ACN 001 874 808 of Level 15, 309 Kent Street, Sydney;

          ESCROW AGREEMENT means the agreement so styled and forming annexure L;

          EXCLUDED ASSETS means the following assets of the Seller used in or forming part of the Business:

          (a) cash, including, but not limited to, funds held with any bank or financial institution to the credit of the Seller and cash on hand as at the Payment Date;

          (b)  the Receivables; and

          (c)  any other debts owed to the Seller;

          EXCLUDED RECORDS means those Business Records or SSD Business Records which the Seller or SSD is required by law to retain;

          FAI means FAI Insurances Limited (ACN 004 304 545) and its Related Corporations;

          FAI PEOPLE means the people listed below as adjusted pursuant to clause 3.8(f):

               Turkel Ahmed
               Phillippa Barrett
               Joanne Elliott
               Jeff Giorguitti
               Phillip Golamco
               Randall Halligan
               John Hepburn
               Warren Hillier
               James Howison
               Toufic Lawand
               Mark Midwinter
               Tony Mooney
               Les Palmer
               Hiie Pank
               Steve Rapley

               Kate Richardson
               Vidya Shastri
               Ted Smith
               Sam Ton
               Karl Tuckfeld
               Marina Valugani
               Jose Vieira
               Bill Watkins
               Gary Whitton
               Ian Williams

          FAI CONTRACT means the contract under which the Seller provides computer services to FAI, the terms of which are currently set out in the letter dated 10 September 1997 in annexure A;

          FINANCIAL SERVICES SECTOR means all businesses in Australia involving the provision in Australia of financial, banking or insurance products or services;

          FIRST PERFORMANCE TARGET means the Revenue calculated in accordance with clause 3.6;

          HBF CONTRACT means the agreement for services between the Seller and Hospital Benefit Fund of W.A. Inc. (HBF) dated 23 September 1997, the AEGIS Licence Agreement between the Seller and HBF dated 24 November 1997 and the SRP Licence Agreement dated 23 September 1997 between the Seller and HBF;

          INDEPENDENT ACCOUNTANT means a chartered accountant, independent of the Seller and the Buyer, agreed by them or in default of agreement within 14 days, nominated by the President for the time being of the Institute of Chartered Accountants (NSW Branch);

          GOODWILL means the goodwill in respect of the Business and includes the exclusive right for the Buyer to represent itself as carrying on the Business as the successor of the Seller;

          GOVERNMENTAL AGENCY means any government or governmental, semi-governmental, administrative, fiscal or judicial body, department, commission, authority, tribunal, agency or entity in any part of the world;

          IMMEDIATELY AVAILABLE FUNDS means cash or bank cheque;

          INITIAL PURCHASE PRICE means the amount specified in clause 3.1 (a)
          (1);

          INTELLECTUAL PROPERTY RIGHTS means the rights and interests of the
          Seller:

          (a) in respect of confidential information, trade secrets, know-how, scientific, technical and product information used in or forming part of the Business;

          (b) in any copyright, patent, design or trademark used in or forming part of the Business; and

          (c) to protect the reputation of the services provided under the Brand Names or the Business Names and against passing off by others,

          and includes, but is not limited to, the Trade Marks and the Copyright listed in schedule 7;

          KEY CONTRACTS means the Contracts for the engagement by the Buyer of the Key Contractors and forming annexure M;

          KEY CONTRACTORS means Sancha Pty Limited (ACN 001 405 278), Julian Midwinter & Associates Pty Limited (ACN 002 118 818), Nordrana Pty Limited (ACN 002 315 497) and Shatten Pty Limited (ACN 005 825 061);

          LIABILITIES means all liabilities of the Seller or any other person in respect of the Business as at the Purchase Date and includes, but is not limited to:

          (a) a liability of the Seller to an employee or a trade creditor of the Business;

          (b) a liability of the Seller in respect of a breach of warranty or other term of a Client Contract or any other contract concerning the Business;

          (c)  a liability of the Seller to a Related Corporation of the Seller;

          (d) a liability of the Seller in respect of a loan, bank overdraft, trade bill facility, other financial accommodation, guarantee or indemnity;

          (e) a judgment debt, fine, criminal or civil penalty, liability for damages or compensation or to account for profits or to make restitution;

          (f)  a Tax or a Duty;

          (g) a fee, charge or expense for legal, accounting or other professional services for which the Seller is liable, irrespective of whether the liability:

          (h)  is actual, prospective, contingent or otherwise;

          (i)  is at any time ascertained or unascertained;

          (j) is owing or incurred by or on account of the Seller alone or severally or jointly with any other person; or

          (k)  comprises any combination of the above;

          MATERIAL CONTRACT means a Contract which:

          (a) is material to the proper and efficient operation of the Business;

          (b) imposes on the Seller, or when assigned or novated under this agreement will impose on the Buyer, an obligation in respect of the Business or the Business Assets:

               (1)  to pay more than $10,000;

               (2)  which continues for more than 6 months;

               (3) which restricts the places or manner in which the Business may be carried on; or

               (4)  is onerous in the context of the Business; or

          (c) upon ceasing to be executory is more likely than not to result in a loss to the Seller, or when assigned or novated under this agreement, the Buyer;

          OFFICER means, in relation to a body corporate, a director or secretary of that body corporate;

          PROPERTIES means the properties leased under the Property Leases;

          PROPERTY LEASES means the leases of the real property at which the Business is carried on listed in schedule 6;

          PURCHASE DATE means 1 March 1998;

          PURCHASE PRICE means the purchase price payable for the Business Assets and the SSD Business calculated under clause 3;

          RECEIVABLES means the trade debts acquired in the ordinary course of ordinary business of the Business owed to the Seller at the Purchase Date and which are specified in the Settlement Statement;

          RELATED CORPORATION means a "related body corporate" as that expression is defined in the Corporations Law and includes a body corporate which is at any time after the date of this agreement a "related body corporate" but ceases to be a "related body corporate" because of an amendment, consolidation or replacement of the Corporations Law;

          REVENUE means revenue (net of discounts) earned for services and software (net of any associated licence fees) provided whether or not paid, invoiced or in respect of which payment or invoicing is the subject of any contingency but to be adjusted if unpaid after 180 days from the date of invoice;

          SANCHA CLIENTS means each of the clients of the Seller as at the Purchase Date and any person who was a client of the Seller at any time during the 2 years preceding the Purchase Date;

          SANCHA UNIT TRUST DEED means the Deed of Trust dated 1 February 1987 between Peter Gluyas (as settlor), Seller (as trustee) and Sancha Pty Limited, Nordrana Pty Limited and Denvale Pty Limited (as original unitholders), as amended by the Deed of Amendment for the Sancha Computer Services Unit Trust dated 1 October 1997 between Seller, Sancha Pty Limited, Nordrana Pty Limited, Shatten Pty Limited, Julian Midwinter & Associates Pty Limited and Denvale Pty Limited;

          SECOND PERFORMANCE TARGET means the Revenue calculated in accordance with clause 3.7;

          SETTLEMENT means completion of the sale and purchase of the Business Assets;

          SETTLEMENT DATE means the date set under clause 11.1 or such other date as the parties may agree;

          SETTLEMENT STATEMENT means the statement to be prepared as at the Settlement Date under clause 4.1 and in the form of Schedule 9;

          SSD BUSINESS means the business carried on by SSD of providing employee and contractor services to the Seller;

          SSD BUSINESS RECORDS means:

          (a) records of Transferring Employees and of the amounts referred to in clause 8.4 and clause 9; and

          (b)  records of all Contractors;

          SUBSCRIPTION MONEY means the $1,000,000 described in clause 3.3(b);

          SUBSIDIARY has the same meaning as in the Corporations Law;

          TANGIBLE ASSETS means the Computer Equipment;

          TAX means any tax, levy, charge, impost, duty, fee, deduction, compulsory loan or withholding which is assessed, levied, imposed or collected by any Governmental Agency and includes, but is not limited to, any interest, fine, penalty, charge, fee or other amount imposed in respect of the above;

          TIER SHARES AGREEMENT means the agreement dated on or about the date of this agreement between the Buyer and the Key Contractors under which the Key Contractors acknowledge certain restrictions on the Tier Shares imposed under the United States Securities Act;

          TIER SHARES means the number of Tier Technologies Class B common stock equal to $1,000,000 divided by the average of the closing price (each such closing price to be converted to Australian dollars using the exchange rate quoted by the Commonwealth Bank of Australia for buying US Dollars as at the end of trading of the Business Day preceding the Purchase Date) of Tier Class B Common Stock on the Nasdaq Exchange for each of the 3 Business Days preceding the date of this agreement;

          TIER SHARE CERTIFICATE means the share certificate duly issued by Tier Technologies in relation to the Tier Shares;

          TIER TECHNOLOGIES means Tier Technologies, Inc a company duly incorporated in the State of California with principal office at 1350 Treat Boulevard, Suite 250, Walnut Creek, California 94596;

          TRADE MARKS means the trade marks described in schedule 7;

          TRANSFERRING CONTRACTOR means a Contractor who duly executes a Contactor Novation Agreement under clause 8.6 or 8.9;

          TRANSFERRING EMPLOYEE means an Employee who accepts the Buyer's offer of employment under clause 8.1 or 8.3; and

          WARRANTIES means the representations and warranties set out in schedule 1.

     1.2  INTERPRETATION

          In this agreement, headings and boldings are for convenience only and do not affect the interpretation of this agreement and, unless the context otherwise requires:

          (a)  words importing the singular include the plural and vice versa;

          (b)  words importing a gender include any gender;

          (c) other parts of speech and grammatical forms of a word or phrase defined in this agreement have a corresponding meaning;

          (d) an expression importing a natural person includes any company, partnership, joint venture, association, corporation or other body corporate and any Governmental Agency;

          (e) a reference to any thing (including, but not limited to, any right) includes a part of that thing;

          (f)  a reference to a part, clause, party, annexure, exhibit or schedule is a reference to a part and clause of, and a party, annexure, exhibit and schedule to, this agreement and a reference to this agreement includes any annexure, exhibit and schedule;

          (g) a reference to a statute, regulation, proclamation, ordinance or by-law includes all statutes, regulations, proclamations, ordinances or by-laws amending, consolidating or replacing it, and a reference to a statute includes all regulations, proclamations, ordinances and by-laws issued under that statute;

          (h) a reference to a document includes all amendments or supplements to, or replacements or novations of, that document;

          (i) a reference to a party to a document includes that party's successors and permitted assigns;

          (j) a covenant or agreement on the part of two or more persons binds them jointly and severally;

          (k) a reference to an agreement other than this agreement includes an undertaking, deed, agreement or legally enforceable arrangement or understanding, whether or not in writing;

          (l) a reference to an asset includes all property of any nature, including, but not limited to, a business, and all rights, revenues and benefits;

          (m) a reference to a document includes any agreement in writing, or any certificate, notice, instrument or other document of any kind; and

          (n) a reference to liquidation includes official management, appointment of an administrator, compromise, arrangement, merger, amalgamation, reconstruction, winding-up, dissolution, assignment for the benefit of creditors, scheme, composition or arrangement with creditors, insolvency, bankruptcy, or any similar procedure or, where applicable, changes in the constitution of any partnership or person, or death.

     1.3  BUSINESS DAY

          Where the day on or by which any thing is to be done is not a Business Day, that thing must be done on or by the preceding Business Day.

     1.4  ACCOUNTING STANDARDS

          (a) In respect of any accounting practice relevant to this agreement, unless otherwise expressly required otherwise the following accounting standards apply:

               (1)  the accounting standards required under the Corporations
                    Law;

               (2) if no accounting standard applies under the Corporations Law in relation to an accounting practice, the standards acceptable to the Australian Accounting Research Foundation, including:

                    (A)  the Australian Accounting Concepts;

                    (B)  the Australian Accounting Standards; and

                    (C)  the Approved Accounting Standards; and

               (3) if no accounting standard applies under clause 1.4(a)(1) the accounting practice agreed between the parties and, failing agreement, the accounting practice determined under clause 1.4(b).

          (b) If the parties do not agree under clause 1.4(a)(3), the matter must be referred as soon as practicable to the President of the Institute of Chartered Accountants in Australia or his nominee for determination of the appropriate accounting practice. Any party may make the referral under this clause 1.4(b).

          (c) A determination under clause 1.4(b) is final and binding on the parties.

          (d) The parties must bear equally the costs of the referral and determination under clause 1.4(b).

          (e) In making a determination under clause 1.4(b), the President of the Institute of Chartered Accountants or his nominee acts as an expert, not as an arbitrator.
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2  SALE AND PURCHASE

     2.1  SALE OF BUSINESS ASSETS AND RELEASE OF EMPLOYEES AND CONTRACTORS

          With effect on the Purchase Date:

          (a) the Seller must sell and the Buyer must buy the Business Assets, and

          (b) subject to the terms of this agreement, SSD must sell and the Buyer must buy the SSD Business and for this purpose SSD must release the Transferring Employees and the Transferring Contractors,

          for the Purchase Price free of Encumbrances and other third party rights.

     2.2  CONTROL AND MANAGEMENT OF THE BUSINESS

          The Seller, SSD and the Buyer acknowledge and agree that with effect on and from the Purchase Date, the Buyer shall assume effective control and management of the Business and the SSD Business.
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3  PURCHASE PRICE

     3.1  PURCHASE PRICE

          (a) The Purchase Price is the total value of the Business Assets and the SSD Business which is the total of the following amounts:

               (1)  $7,238,888; and

               (2) subject to the level of services provided to FAI pursuant to the FAI Contract as described in clause 3.8 an additional amount calculated under clause 3.8; and

               (3) subject to attainment of the First Performance Target - an additional amount calculated under clause 3.6; and

               (4) subject to attainment of the Second Performance Target - an additional amount calculated under clause 3.7.

               The Purchase Price shall be apportioned among the Business Assets and the SSD Business under clause 3.2 and clause 4 and as set out in the Settlement Statement.

          (b)  The Purchase Price is payable under clauses 3.3, 3.6, 3.7 and
               3.8.

     3.2  APPORTIONMENT

          (a) The Business Assets shall be valued and the Initial Purchase Price apportioned by the parties on or by the Settlement Date pursuant to the Settlement Statement. The SSD Business shall be valued at $1,500,000.

          (b) Any amounts payable to the Seller on account of the FAI Contract described in clause 3.8 shall be apportioned among the Business Assets as the Buyer thinks fit.

          (c) If the Buyer pays the amount described in clauses 3.6 and 3.7 the additional amounts paid shall be apportioned among the Business Assets rateably in proportion to the amounts ascribed to the Business Assets (except Computer Equipment) in the Settlement Statement.

          (d) The Buyer and the Seller must agree the values assigned to all depreciated and depreciable Tangible Assets under sections 42-90 of the Income Tax Assessment Act 1997 (Cth).

     3.3  PAYMENT AT SETTLEMENT

          (a)  Subject to satisfaction of the condition described in clause
               18.2 and the Seller's performance of its obligations under clauses 11.2, 11.3, 11.4, 11.5 and SSD's performance of its obligations under 11.6, at Settlement the Buyer must pay to the Seller and SSD on account of the Purchase Price and in Immediately Available Funds $7,238,888.

          (b) Contemporaneous with the payment of $7,238,888 described in clause 3.3(a) the Seller shall pay to the Buyer as agent for Tier Technologies in Immediately Available Funds (which shall include an endorsed cheque drawn on the Buyer directing payment to Tier Technologies) $1,000,000. The Buyer must immediately make such payment to Tier Technologies for the purposes described in clause 3.4.

               (1) The Seller acknowledges and agrees that the $1,000,000 paid under clause 3.3(b) is at the direction of the Key Contractors in their capacity as beneficial owners of units in the trust established by the Sancha Unit Trust Deed. The Seller represents and warrants to the Buyer and Tier Technologies that upon receipt of the Initial Purchase Price it will make a distribution through that trust to the Key Contractors in an amount equal to $1,000,000 in such proportions as the Key Contractors direct. The Seller must produce such direction, duly executed by each Key Contractor and the Seller hereby represents and warrants to the Buyer for itself and for the benefit of Tier Technology that it has due power and authority to make such distribution to the Key Contractors and indemnifies the Buyer and Tier Technologies for any harm or damage they incur in reliance on such direction and the action of the Seller as trustee.

     3.4  DELIVERY OF TIER SHARE CERTIFICATE

          Contemporaneous with the receipt by the Buyer of the Subscription Money, the Buyer must deliver to the Escrow Agent the Tier Share Certificate in respect of the Tier Shares. The Buyer must cause Tier Technology to issue the Tier Shares in sufficient time to facilitate this transaction.

     3.5  TIER SHARES UNENCUMBERED

          With the exception of the restrictions referred to in the Tier Shares Agreement, the Warranties and the Escrow Agreement, the Tier Shares must be issued as fully paid shares of Class B common stock in Tier Technologies in accordance with all relevant legal requirements free from any Encumbrance.

     3.6  FIRST PERFORMANCE TARGET - ADDITIONAL CONSIDERATION

          (a) The First Performance Target will be achieved if the Revenue of the Continuing Business for the period from 1 April 1998 to 31 March 1999 is not less than $6,000,000.

          (b) If the First Performance Target is achieved, the Buyer must, within 45 days after 31 March 1999, pay the Seller by bank cheque issued in Australia by an Australian bank an amount equal to 10% of the Revenue referred to in clause 3.6(a) but subject to the maximum amount payable under this clause being $1,000,000.

          (c)  As soon as possible after 1 April 1999, the Buyer must:

               (1) calculate the Revenue of the Continuing Business for the period from 1 April 1998 to 31 March 1999 in accordance with the Accounting Standards; and

               (2) notify the Seller in writing of such calculation including particulars of the Revenue included in such calculation. The Seller or its agent shall have the right on reasonable notice to inspect (and copy - at its cost and subject to entering into any agreement reasonably required by the Buyer to preserve the confidential nature of such information) all relevant records of the Buyer for the purpose of satisfying itself as to the accuracy or otherwise of the Buyer's calculation.

          (d) The Seller may, at any time within 30 days of receipt of notice under clause 3.6(c)(2), dispute the Buyer's calculation of the Revenue of the Continuing Business for the period from 1 April 1998 to 31 March 1999. In such case, the Seller must notify the Buyer of the dispute and set out in reasonable detail the basis upon which it claims to be in dispute, including the amount which it believes it is entitled pursuant to clause 3.6(b). In the event that the Seller disputes such calculation, the matter must be referred by the Buyer and the Seller to an Independent Accountant with an instruction that the Independent Accountant select which of the Buyer's or the Seller's calculations is the more reasonable. The parties must co-operate fully with the Independent Accountant and make available to the Independent Accountant all relevant information and documents. The Independent Accountant will act as an expert and not an arbitrator and the decision of the Independent Accountant will be final and binding. The cost of the Independent Accountant shall be borne by which of the Buyer or the Seller was the person whose calculation was not determined the more reasonable by the Independent Accountant.

     3.7  SECOND PERFORMANCE TARGET - ADDITIONAL CONSIDERATION

          (a) The Second Performance Target will be achieved if the Revenue of the Continuing Business for the period from 1 April 1999 to 31 March 2000 is not less than $6,750,000.

          (b) If the Second Performance Target is achieved, the Buyer must, within 45 days after 31 March 2000 pay to the Seller by bank cheque issued in Australia by an Australian bank an amount equal to 10% of the Revenue referred to in clause 3.7(a) but subject to a maximum amount payable under this clause being $1,000,000.

          (c)  As soon as possible after 1 April 2000, the Buyer must:

               (1) calculate the Revenue of the Continuing Business for the period from 1 April 1999 to 31 March 2000 in accordance with the Accounting Standards; and

               (2) notify the Seller in writing of such calculation including particulars of the Revenue included in such calculation. The Seller or its agent shall have the right on reasonable notice to inspect (and copy - at its cost and subject to entering into any agreement reasonably required by the Buyer to preserve the confidential nature of such information) all relevant records of the Buyer for the purpose of satisfying itself as to the accuracy or otherwise of the Buyer's calculation.

          (d) The Seller may, at any time within 30 days of receipt of notice under clause 3.7(c)(2), dispute the Buyer's calculation of the Revenue of the Continuing Business for the period from 1 April 1999 to 31 March 2000. In such case, the Seller must notify the Buyer of the dispute and set out in reasonable detail the basis upon which it claims to be in dispute, including the amount which it believes it is entitled pursuant to clause 3.7(b). In the event that the Seller disputes such calculation, the matter must be referred by the Buyer and the Seller to an Independent Accountant with an instruction that the Independent Accountant select which of the Buyer's or the Seller's calculations is the more reasonable. The parties must co-operate fully with the Independent Accountant and make available to the

               Independent Accountant all relevant information and documents. The Independent Accountant will act as an expert and not an arbitrator and the decision of the Independent Accountant will be final and binding. The cost of the Independent Accountant shall be borne by which of the Seller or the Buyer was the person whose calculation was not determined to be the more reasonable by the Independent Accountant.

     3.8  FAI CONTRACT

          (a) The Seller and the Buyer agree that the value of the FAI Contract at the Purchase Date shall be deemed $911,112.

          (b) If the Seller delivers a Client Novation Agreement in respect of the FAI Contract by Settlement, the Buyer shall add $911,112 to the Initial Purchase Price and payment shall be made accordingly.

          (c) For each of the twelve months commencing the Purchase Date (but subject to (b) above) the Buyer shall pay the Seller an amount calculated as follows:

                    Monthly Amount = P x $82.11 x 26.9%

               Where P means the hours worked and billed (whether to FAI or any other client forming part of the Continuing Business) in respect of the FAI People during that month.

          (d) The amount payable under (c) shall be paid on the first to occur of:

               (1) the payment by FAI or the client in respect of the services rendered by the FAI People, or

               (2) 45 days after the end of the month in respect of which the FAI People were billed.

               Payments received in (1) from different clients at different times shall cause the monthly payment to be pro-rated accordingly.

          (e) If during the 12 months after the Purchase Date the Seller delivers to the Buyer a Client Novation Agreement duly executed by FAI, the Buyer shall pay the Seller an amount equal to $911,112 less the amount actually received by the Seller for each month elapsed calculated in accordance with clause 3.8(c). Payment shall occur only in respect of a complete month and within 10 Business Days after the end of the month in which the Client Novation Agreement was delivered to the Buyer.

          (f) Until a Client Novation Agreement is duly executed by FAI and delivered to the Buyer, the Seller agrees that it shall continue to perform all terms and conditions of the FAI Contract by procuring that all services to be performed thereunder shall be performed solely by the Buyer. The Buyer shall provide such of the FAI People as are either Transferring Employees or Transferring Contractors. In the event that any of the FAI People are not either a Transferring Employee or Transferring Contractor, or in the event of the termination of employment or contract of any of the FAI People, the Seller and the Buyer shall identify and employ, engage or reassign (as the case may be) other mutually satisfactory people to make up the shortfall.

               In the event the Buyer and Seller cannot agree a person, the Buyer's nomination shall prevail.

          (g) The Seller shall invoice FAI for all services rendered in accordance with the FAI Contract in a timely manner. All monies paid by FAI shall be payable to the Buyer and shall be paid by the Seller on the next Business Day after receipt.

          (h) Provided that the Buyer receives a Client Novation Agreement duly executed by FAI the Buyer shall pay interest to the Seller on the principal outstanding on the $911,112. Interest shall be calculated at the rate of 5% pa, payable on the monthly balance outstanding, non compounding and payable 5 Business Days after the end of the month in which the Seller delivers to the Buyer the Client Novation Agreement duly executed by FAI.

          (i) The Seller shall not communicate with FAI on any aspect of the FAI Contract and the Seller's performance thereof without the prior consent of the Buyer. To the extent permitted under the FAI Contract, the Seller shall allow the Buyer all management and control of the performance of the FAI Contract.

          (j) For the purposes of this clause 3.8, the Buyer shall be deemed to have received a Client Novation Agreement, duly executed by FAI, if it enters into a contract with FAI in replacement of the FAI Contract.

     3.9  SALE OF CONTINUING BUSINESS

          The Buyer undertakes and agrees that in the event that prior to 1 April 2000 it proposes to sell, transfer or otherwise dispose (Sale) of the Continuing Business or any part thereof to any person (Transferee) it may only do so if a term of any such Sale is that the Transferee must undertake (in terms reasonably satisfactory to the Seller) the obligation outstanding at the time of such Sale of the Buyer pursuant to clauses 3.6 and 3.7. This restriction on Sale shall not apply if either:

          (a) at the time of the Sale the Key Contracts of any 3 or more of the Key Contractors have been terminated; or

          (b) at the time of the Sale the then current revenue forecasts and budgets of the Buyer and the Revenue earned for the relevant period are such that it is reasonably unlikely that either the First Performance Target or the Second Performance Target will be achieved; or

          (c)  the First Performance Target was not achieved.
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4  SETTLEMENT STATEMENT

     4.1  SETTLEMENT STATEMENT

          (a) The Seller must prepare a draft of the Settlement Statement promptly after the Purchase Date and at least 5 Business Days before the Settlement Date.

          (b)  The Settlement Statement must set out, as at the Purchase Date:

               (1)  the value of the Business Assets; and

               (2)  the value of the SSD Business at $1,500,000;

               (3) the value of the Computer Equipment at its written down value in the books of the Seller as at the Purchase Date; and

               (4)  the Receivables.

          (c) The Buyer and the Seller must allocate the Initial Purchase Price among the Business Assets (excluding Computer Equipment) as soon as possible and no later than 5 Business Days after receipt of the first draft by the Buyer. If the Buyer and Seller do not agree on the value of an item with the period described, the value shall be determined by an independent accountant agreed by the Buyer and the Seller. The cost of such accountant shall be borne equally.

          (d) The Settlement Statement will be final and binding on the parties.
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5  PAYMENTS IN ADVANCE OR ARREARS

     5.1  ADVANCE PAYMENTS

          On the Settlement Date:

          (a)  the Buyer must account to the Seller for:

               (1) any payments in advance made by the Seller for goods or services to be supplied to the Business in the ordinary course of ordinary business after the Purchase Date to the benefit of the Buyer; and

               (2) any other payments in advance made by the Seller in respect of the Business in the ordinary course of ordinary business, the benefit of which is received by the Business after the Purchase Date; and

          (b) the Seller must account to the Buyer for any payments in advance received by the Seller for goods or services to be supplied in respect of the Business after the Purchase Date.

     5.2  ARREARS PAYMENTS

          If the Buyer makes:

          (a) any payment in arrears for goods or services supplied to the Business before the Purchase Date; and

          (b) any other payment in arrears in respect of the Business where the benefit was received by the Business before the Purchase Date,

          the Seller must reimburse the Buyer within 2 Business Days after the Seller receives evidence of payment.

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6  RECEIVABLES

     Collection by Buyer

          (a) The Seller is entitled to the Receivables but, subject to clause 6.5, must not attempt to collect them.

          (b) The Buyer must use its best endeavours to expedite collection on behalf of the Seller of those Receivables specified in the Settlement Statement.

          (c) Nothing in clause 6.1(b) requires the Buyer to institute proceedings to recover any Receivable or to expedite collection of any receivable not specified in the Settlement Statement.

     6.2  ACCOUNTING FOR RECEIVABLES

          The Buyer must account to the Seller for payment of the Receivables as follows:

          (a) any amount received by the Buyer in payment of, or which is readily reconcilable with, specific Receivables or debts to the Buyer must be treated as a payment of those Receivables or debts to the Buyer (as the case may be); and

          (b) any amount received by the Buyer in payment of amounts which may include Receivables where:

               (1)  the debtor owes separate debts to the Buyer; and

               (2) where the amount paid is not identified by the debtor as a payment of, or is not readily reconcilable with, specific Receivables or specific debts to the Buyer,

               must be applied as follows and in the following order:

               (3) first, Receivables outstanding for not more than 90 days before the date of payment and those which have been outstanding the longest within that 90 day period must be paid before the others;

               (4) second, the debts referred to in clause 6.2(b)(1) and those which have been outstanding the longest must be paid before the others; and

               (5) third, Receivables which have been owed by the debtor for more than 90 days before the date of payment and those which have been outstanding the longest must be paid before the others.

     6.3  WRITTEN ACCOUNT AND PAYMENT

          (a) On the first day of the month after the month in which the Settlement Date falls and after that on the first day of each month the Buyer must provide to the Seller a written account of the collection of the Receivables.

          (b) Immediately upon receipt by the Buyer of any Receivables payable to the Seller, the Buyer must pay the amount received to the Seller.

     6.4  BUYER TO PROVIDE INFORMATION

          The Buyer must provide to the Seller any information in relation to the collection of the Receivables which the Seller reasonably requests.

     6.5  SELLER'S RESPONSIBILITY

          The Seller is solely responsible for the collection of any Receivable not collected within 3 months after the Purchase Date.

     6.6  SELLER TO ACCOUNT TO BUYER

          Any moneys which the Seller receives from a Client in relation to services carried out by the Buyer after the Purchase Date (or from any other person for any other reason) must be immediately paid to the Buyer.
--------------------------------------------------------------------------------
7  PROPERTY LEASES

     7.1  TRANSFER OF PROPERTY LEASES

          (a) On or as soon as possible after the Purchase Date but before the Settlement Date, the Seller must transfer the Property Leases, at the Buyer's option either by assignment or by novation in a form reasonably acceptable to the Buyer.

          (b) If the consent of a third party is required for an assignment or novation under clause 7.1(a), then the Seller must obtain that consent.

          (c) If the method of transfer selected by the Buyer under clause 7.1(a) is not possible, then the Seller must effect the transfer by the method not selected.

     7.2  RIGHT OF OCCUPATION PENDING TRANSFER OF PROPERTY LEASES

          (a) If a Property Lease has not been transferred to the Buyer by the Purchase Date the Seller must:

               (1) allow the Buyer to occupy the property the subject of that Property Lease as licensee from the Purchase Date until the transfer is completed;

               (2) take any action necessary to ensure that the Property Lease is transferred in accordance with this agreement as soon as reasonably practicable after the Purchase Date;

               (3) indemnify the Buyer in respect of any claim, action, damage, loss, liability, cost, charge, expense, outgoing or payment which the Buyer pays, suffers, incurs or is liable for, by reason of any matter or thing in respect of any of the following:

                    (A) any breach of the Property Lease including, but not limited to, any breach arising from the Buyer being permitted to use or occupy the property before any necessary consents have been obtained or formalised; or

                    (B) any relocation or disruption to the Buyer's business or any other consequence suffered because the Buyer has had to relinquish or vacate the property as a result of any action on the part of the lessor.

          (b) Clause 7.2(a)(3) does not apply if the breach is due to any act or default of the Buyer in relation to obligations which it can lawfully perform under the Property Lease.

          (c)  Subject to clause 7.2(a)(3), the Buyer must:

               (1) to the extent it lawfully can, perform at its expense all the obligations of the Seller under the Property Lease; and

               (2) indemnify the Seller against all losses, costs, payments, liabilities, charges, outgoings and expenses incurred after the Buyer has taken over performance of the Property Lease and as a result of any act or default of the Buyer in discharging the Seller's obligations under the Property Lease.

     7.3  CLAIMS BY THIRD PARTIES

          If any person is required to make a payment under a Property Lease the benefit of which accrues to the Buyer under this agreement and that person claims or exercises any right of set-off or counterclaim in respect of anything done or not done by the Seller before the later of:

          (a)  the Purchase Date; or

          (b) the assignment or novation of that Contract or Property Lease in accordance with this agreement,

          then the Seller must immediately on demand pay as the Buyer directs the difference between the payment which would have been received had the right of set-off or counterclaim not been exercised and the payment actually received.
--------------------------------------------------------------------------------
8  EMPLOYEES AND CONTRACTORS

     8.1  OFFER OF EMPLOYMENT BY BUYER

          (a) On or as soon as practicable after the date of this agreement, but before the Purchase Date, the Buyer must offer in writing in terms of annexure H to employ the Employees with effect from the Purchase Date, on terms and conditions of employment as favourable as those disclosed to the Buyer as their current terms and conditions.

          (b) The Buyer must state in its offer of employment and in any contract arising from acceptance of that offer that the offer is to be effective on the Purchase Date.

          (c) SSD shall use its best efforts to procure by the Purchase Date acceptance of the Buyer's offers of employment.

          (d) If an Employee advises SSD that he accepts the Buyer's offer of employment, SSD must immediately advise the Buyer of the acceptance.

     8.2  TERMINATION BY SSD

          (a)  On the Purchase Date SSD must:

               (1) release the Transferring Employees from employment with SSD, that release to take effect at the Purchase Date;

               (2) pay the Transferring Employees any entitlement to wages, salaries, remuneration, compensation or benefits arising out of their employment, due to or accrued by them at the Purchase Date;

               (3) procure that Nordrana Pty Limited releases Renee MacKenzie and Tiffany Hellyer from employment with Nordrana Pty Limited, that release to take effect at the Purchase Date; and

               (4) procure that Nordrana Pty Limited pays Renee MacKenzie and Tiffany Hellyer the entitlements described in (2) above.

          (b) Clause 8.2(a)(2) and (4) does not apply to annual leave, leave loading or long service leave but does apply to sick leave.

     8.3  NON-TRANSFERRING EMPLOYEES

          SSD is solely responsible for the wages, salaries, annual leave, leave loading, long service leave, sick leave and any other remuneration, compensation or benefits (including any entitlement to severance or redundancy payments) of those Employees who do not accept the Buyer's offer of employment, arising out of their employment or the termination of their employment, whether under any agreement, statute, industrial award or in any other way, provided however, if an Employee accepts the Buyer's offer of employment after the Purchase Date and before the Settlement Date, SSD must release that Employee and pay that Employee as described in clause 8.2 by the Settlement date which shall be effective as at the Purchase Date. Any such Employee shall be deemed by the parties as employed by the Buyer as at the Purchase Date. This provision applies, mutatis mutandis, to the employees described in (8.2)(a)(3).

     8.4  ALLOWANCES

          At the Settlement Date, SSD must pay and must procure that Nordrana Pty Limited pays in the case of Renee MacKenzie and Tiffany Hellyer to the Buyer by bank cheque an amount equal to the monetary value of:

          (a) the annual leave and leave loading accrued by the Transferring Employees as at the Purchase Date; and

          (b) 64% of (being the after tax amount) the long service leave for periods of service of accrued by, or vested in, the Transferring Employees as at the Purchase Date.

     8.5  INDEMNITY

          The Buyer indemnifies SSD and Nordrana Pty Limited against any liability to a Transferring Employee for annual leave, leave loading or long service leave for which SSD or Nordrana Pty Limited has made a payment to the Buyer under clause 8.4.

     8.6  NOVATION OF CONTRACTORS

          On or as soon as practicable after the date of this agreement, but before the Purchase Date, the Buyer must offer in writing to the Contractors (other than the Key Contractors) to engage the Contractors with effect from the Purchase Date, on terms and conditions of contract as favourable as those disclosed to the Buyer as the current terms and conditions.

     8.7  ENGAGEMENT OF CONTRACTORS BY BUYER

          (a) The Buyer and SSD agree that the Buyer shall engage the Contractors (other than the Key Contractors) to be effective on the Purchase Date pursuant to the Contractor Novation Agreements, which shall (subject to (b) be duly executed by SSD upon or as soon as practicable after due execution by the Contractor. SSD must notify the Buyer immediately a Contractor executes a Contractor Novation Agreement.

          (b)  The Seller shall procure that:

               (1) Nordrana Pty Limited shall duly execute Contractor Novation Agreement in respect of the company which engages Turkel Ahmed and Ted Smith; and

               (2) Sancha Research Pty Ltd shall duly execute a Contractor Novation Agreement in respect of Graeme Hugo;

               as soon as practicable after due execution by such companies. The Seller must notify the Buyer as soon as such execution occurs. The Seller shall procure and deliver to the Buyer duly executed Contractor Novation Agreements in respect of Equss People being the company which provides the services of Hardy Tsang and Janet Munro as soon as practicable after due execution by such company.

     8.8  SSD TO PAY OUT CONTRACTORS

          (a) No later than 15 March 1998, subject to (b) SSD must pay each Transferring Contractor all moneys due or accrued to the Contractor pursuant to the Contractor Contract as at the Purchase Date.

          (b) No later than 15 March 1998, the Seller must procure that the company engaging Turkel Ahmed and Ted Smith, Equss People and Sancha Research Pty Limited (in the case of Graeme Hugo) pays all moneys due to or accrued to such company Equss People or Sancha Research Pty Ltd pursuant to the relevant Contractor Contract as at the Purchase Date.

     8.9  CONTRACTOR NOVATIONS AFTER THE PURCHASE DATE

          If a Contractor executes a Contractor Novation Agreement after the Purchase Date but before the Settlement Date, SSD must duly execute the Contractor Novation Agreement. Such Contractor shall be paid out by SSD on or by the Settlement Date as at the Purchase Date. Any such Contractor shall be deemed by the parties as engaged by the Buyer as at the Purchase Date. This provision shall apply, mutatis mutandis, in relation to the Contractors described in 8.8(b).

     8.10  CONTRACTORS AND EMPLOYEES VALUE

          SSD and the Buyer acknowledge and agree that the acquisition of the Employees and the Contractors by the Buyer is fundamental to the success of the acquisition of the Business from the seller. The sale of the SSD Business and the release by SSD of the Transferring Employees and the Transferring Contractors pursuant to this agreement provides the Buyer with valuable rights to employ and engage the Transferring Employees and Transferring Contractors.
--------------------------------------------------------------------------------
9  SUPERANNUATION

     9.1  SELLER TO MAKE PAYMENTS

          Contemporaneous with the payment to Employees described in clauses
          8.2 and 8.3, SSD must pay to the fund of each Employee described in schedule 10, their superannuation entitlement to the Purchase Date.

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10  PERIOD BEFORE SETTLEMENT

     10.1  CARRYING ON OF THE BUSINESS - BY THE SELLER AND SSD

          (a) Notwithstanding that with effect on and from the Purchase Date the Buyer shall assume effective control and management of the Business, but subject to 10.1(c), the Seller hereby warrants to the Buyer that the profit before Tax for the month of March 1998 shall be at least $300,000 (inclusive of the profit from the FAI Contract).

          (b) For the purposes of determining the profit before Tax from the Business during March, the Seller and the Buyer agree that they shall calculate such profit using the same accounting standards and application as used by the Seller during each of the previous 12 months.

          (c) The only derogation to warranty in clause 10.1(a) which may be claimed by the Seller shall be if such profit is not achieved due to any act or omission of the Buyer which is not in the ordinary course of the Business as carried on by the Seller during the previous 12 months.

          (d)  Before the Purchase Date the Seller must not:

               (1) dispose of any Business Asset other than in the ordinary course of ordinary business;

               (2) acquire any Business Asset other than in the ordinary course of ordinary business;

               (3)  enter into a Material Contract;

          (e) Before the Purchase Date, SSD must not employ any new person, terminate any Employee, change any term of employment or provide any bonus to any Employee.

          (f) Before the Purchase Date the Seller and SSD must not do, or omit to do, or allow to happen, anything which would make any Warranty false, misleading or incorrect when made or regarded as made under this agreement (except to the extent disclosed on the Disclosure Letter).

          (g) An obligation contained in clause 10.1 or a limitation contained in clause 10.1(d) does not apply if the Buyer has given its prior written consent to the Seller in respect of a failure to comply with that obligation or limitation.

     10.2  FURTHER PERFORMANCE BY SELLER

          Between the Purchase Date and the Settlement Date, until such time as the Buyer receives a Client Novation Agreement duly executed by a Client the Seller agrees that it shall continue to perform under the direction and control of the Buyer all terms and conditions of the relevant Client Contract in order to preserve the maximum economic benefit thereunder to the Buyer. The Buyer agrees to provide the Seller with such Transferring Employees and Transferring Contractors as the Seller shall reasonably require to perform such terms and conditions. All expenses incurred in such performance and all revenues and profit derived therefrom shall be for the account of the Buyer.

     10.3  ACCESS

          Before the Purchase Date the Seller and SSD must:

          (a) allow the Buyer, and any person authorised by the Buyer, reasonable access during normal business hours to inspect the Business Assets and the Business Records and SSD Business Records and the Properties; and

          (b) promptly provide the Buyer with all explanations and information it requests in respect of the Business, the Business Assets, the Properties and (in the case of SSD) the SSD Business and the Employees and Contractors.

     10.4  CARRYING ON OF THE BUSINESS - BY THE BUYER

          Before the Settlement Date the Buyer must not:

          (a) dispose of any Business Asset other than in the ordinary course of ordinary business;

          (b) acquire any Business Asset other than in the ordinary course of ordinary business;

          (c)  enter into any Material Contract
          without the consent of the Seller.

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11  PURCHASE DATE AND SETTLEMENT

     11.1  DATE FOR SETTLEMENT

          Subject to clause 18, Settlement must take place at the office of Messrs Freehill Hollingdale & Page, Level 38, MLC Centre, Martin Place, Sydney at noon on 31 March 1998 unless the Seller has on not less than 5 Business Days prior notice notified the Buyer of a proposed Settlement Date between 15 March and 31 March 1998 in which case the date so notified shall be the Settlement Date.

     11.2  Delivery of documents at Purchase Date

          Subject to clause 11.3, on the Purchase Date, the Seller must give to the Buyer the following documents executed by the Seller:

          (a) Client Novation Agreements duly executed by each Client (except FAI and Telstra Corporation Limited) and the Seller;

          (b) assignments or novations of the Property Leases in a form and substance acceptable to the Buyer;

          (c)  assignment of the Trade Marks, in the form of annexure J;

          (d)  assignment of the Copyright in the form of annexure K;

          (e) completed forms necessary for the Seller and any Related Body Corporate of the Seller (other than Sancha Pty Limited) to change its name in accordance with clause 13.1; and

          (f) any other document reasonably required by the Buyer to transfer the Business Assets to the Buyer and to complete the sale under this agreement.

     11.3  DELIVERY OF DOCUMENTS ON THE SETTLEMENT DATE

          At Settlement, the Seller must give to the Buyer those documents described in clause 11.2(a) which it was unable to deliver as at the Purchase Date.

     11.4  DELIVERY OF TANGIBLE ASSETS

          The Seller must deliver the Tangible Assets to the Buyer on the Purchase Date.

     11.5  DELIVERY OF BUSINESS RECORDS AND DOCUMENTS OF TITLE

          On the Purchase Date, the Seller must give to the Buyer:

          (a) executed and, where applicable, stamped and registered originals of the Property Leases;

          (b) registration certificates and other documents of title for the Trade Marks;

          (c) full and complete Business Records (other than Excluded Records); and

          (d) any other document reasonably required by the Buyer to evidence the title of the Seller to the Business Assets.

     11.6  DELIVERY OF DOCUMENTS EXECUTED BY SSD

          Subject to clause 11.7, on the Purchase Date, SSD must give to the Buyer the following documents executed by SSD:

          (a) all Contractor Novation Agreements duly executed by the Transferring Contractors;

          (b) full and complete SSD Business Records (other than Excluded Records);

          (c) any other document reasonably required by the Buyer to evidence the terms and conditions of the employment of the Employees or the engagement of the Contractors.

     11.7  FURTHER DELIVERY OF DOCUMENTS

          At Settlement, the Seller must deliver to the Buyer those documents described in clause 11.6(a), which had not been duly executed by the Transferring Contractors by the Purchase Date.

     11.8  BUYER'S OBLIGATIONS AT SETTLEMENT

          Subject to the Seller's performance of its obligations under clauses 11.2, 11.3, 11.4 and 11.5 SSD's performance of its obligations under clauses 11.6 and 11.7 and subject to clause 18, at Settlement the Buyer must:

          (a) deliver to the Seller counterparts, executed by the Buyer, of those documents listed in clauses 11.2, 11.3, 11.6 and 11.7 that are to be executed by the Buyer; and

          (b)  comply with its obligations under clause 3.3 and 3.4.

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12  TITLE AND RISK

     12.1  TITLE

          Title to the Business Assets passes to the Buyer on Settlement Date.

     12.2  RISK

          Risk in the Business Assets passes to the Buyer on the Purchase Date.

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13  CHANGE OF NAMES

     13.1  CHANGE OF COMPANY NAME

          On Settlement or at any time thereafter, if requested by the Buyer, the Seller must change its name and the name of any Related Body Corporate other than Sancha Pty Ltd (ACN 001 405 278) to a name that does not include the word "Sancha" or any similar words resembling, or likely to be mistaken for or confused with, the word "Sancha". Notwithstanding that the Buyer may not have requested the name change described above, the Seller and any such Related Body Corporate must not use the word "Sancha" in any business similar to the Business unless expressly authorised to do so by the Buyer.
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14  CONTINUING COOPERATION

     14.1  CARRYING ON OF BUSINESS

          For 3 months after the Purchase Date, the Seller must (at the cost of the Seller) use its best endeavours to make available to the Buyer the information necessary to acquaint the Buyer with the manner in which the Business was conducted in the 3 calendar years preceding the Purchase Date.

     14.2  TRADE CONNECTIONS

          For 3 months after the Purchase Date, the Seller must (at the cost of the Seller) use its best endeavours to introduce representatives of the Buyer to suppliers and customers of the Business and to encourage them to maintain their level of trade with the Business.

     14.3  CUSTOMER ENQUIRIES

          After the Purchase Date the Seller must:

          (a) promptly and at its own cost refer to the Buyer any enquiry made to it in respect of the Business; and

          (b) not refer any enquiry referred to in clause 14.3(a) to any person other than the Buyer.

     14.4  DOCUMENTS TO BE AVAILABLE AFTER THE PURCHASE DATE

          As soon as possible after the Purchase Date the Seller and SSD (in the case of the Contractor Contracts) must notify the Buyer of:

          (a) any assignments, novations or consents to the assignment or novation of the Client Contracts, Contractor Contracts and the Property Leases obtained by the Seller or SSD, when they become available to the Seller or SSD;

          (b) access to invoice originals and detailed debtors' statements in respect of the Receivables reasonably necessary for the Buyer to collect them and account under clause 6; and

          (c) all other documents in respect of the Business which the Buyer requests and will reasonably need in order to carry on the Business or to comply with its obligations under this agreement.

     14.5  CONTINUING ACCESS TO EXCLUDED RECORDS

          After Settlement the Seller and SSD must, after reasonable notice from the Buyer, give the Buyer access to the Excluded Records. The Seller and SSD shall on the Purchase Date deliver a copy of all Excluded Records to the Buyer.

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15  AFTER SALES SERVICE

     15.1  SUPPLY OF AFTER-SALES SERVICE

          (a)  After the Purchase Date, the Buyer may, but is not obliged to:

               (1) remedy any defect in the services supplied by the Seller in the Business before the Purchase Date;

               (2) supply after-sales service which the Seller undertook to perform in respect of services supplied by the Seller in the Business before the Purchase Date; and

               (3) perform the obligations which the Seller undertook to perform under any guarantee or warranty given in respect of services supplied by the Seller in the Business before Settlement.

          (b) If the Buyer chooses to remedy any defect or supply any service or perform any obligation referred to in clause 15.1(a) provided:

               (1) the Buyer has first consulted with the Seller regarding the matter including the Buyer's proposed action in the matter;

               (2) the Buyer only provides such remedy, supply or performance which the Seller undertook to perform to the customer;

               (3) the proposed remedy, supply or performance is to commence within 12 months after the Purchase Date; and

               (4) the payment sought by the Buyer will not exceed (when aggregated with all prior payments under this clause 15.1(b)) $100,000,

               the Seller must (unless the Buyer has been paid by the customer for such remedy, supply or performance) pay the Buyer for the cost of remedying the defect or supplying the service or performing the obligation within 10 Business Days after a demand by the Buyer for payment.

          (c) Clause 15.1(b) shall not apply in relation to the HBF Contract unless the amount retained thereunder by the Client (including any amounts still owing to the Seller by the Client for software licence fees) is less than the amount which the Seller would be liable to pay to the Seller under 15.1(b) if that clause applied.

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16  COMPETITION

     16.1  UNDERTAKINGS

          The Seller must not do, and must ensure that none of its Related Corporations does, any of the following without first obtaining the written consent of the Buyer:

          (a) directly or indirectly carry on (whether alone or in partnership or joint venture with anyone else) or otherwise be concerned with or interested in (whether as trustee, principal, agent, shareholder, unit holder or in any other capacity) any business similar to or competitive with the Business:

               (1) in New South Wales, Victoria or Western Australia for 3 years after Completion;

               (2) in New South Wales, Victoria or Western Australia for 2 years after Completion;

               (3) in New South Wales, Victoria or Western Australia for 1 year after Completion;

          (b) solicit or persuade any person or corporation which is a customer or client of the Buyer, or who was in the 12 month period before the Purchase Date a customer or client of or in respect of the Business, to cease doing business with the Buyer as purchaser of the Business or reduce the amount of business which the customer or client would normally do in respect of the Business:

               (1)  for 3 years after the Purchase Date;

               (2)  for 2 years after the Purchase Date;

               (3)  for 1 year after the Purchase Date;

          (c) accept from a customer or client referred to in clause 16.1(b) any business of the kind ordinarily forming part of the Business:

               (1)  for 3 years after the Purchase Date;

               (2)  for 2 years after the Purchase Date;

               (3)  for 1 year after the Purchase Date;

          (d) at any time use or disclose to any third party any trade secrets, product information or confidential information of the Business which is not generally known or available in the market place or which but for a breach of this clause 16.1(d) would not be generally known or available in the market place; or

          (e) at any time induce or attempt to induce any person who is at the time of Completion or who later becomes an employee of the Buyer in the Business to terminate his or her employment with the Buyer.

     16.2  SEPARATE UNDERTAKINGS

          If any part of an undertaking in clause 16.1 is unenforceable, it may be severed without affecting the remaining enforceability of that or the other undertakings.

     16.3  VALUE OF THE BUSINESS

          The Seller agrees that:

          (a) any failure to comply with clause 16.1 would diminish the value of the Business Assets; and

          (b) the restrictive undertakings in clause 16.1 are reasonable and necessary for the protection of the Business Assets and must be given full effect.

     16.4  LEGAL ADVICE

          The Seller and SSD acknowledge that in relation to this agreement and in particular this clause 16 they have received legal advice.

     16.5  INJUNCTION

          The Seller and SSD acknowledge that monetary damages alone would not be adequate compensation to the Buyer for the Seller's or SSD's breach of clause 16.1 and that the Buyer is entitled to seek an injunction from a court of competent jurisdiction if:

          (a) the Seller fails to comply or threatens to fail to comply with clause 16.1; or

          (b) the Buyer has reason to believe the Seller and SSD will not comply with clause 16.1.

     16.6  SURVIVAL OF OBLIGATIONS

          The Seller's and SSD's obligations under this clause 16 survive the Settlement of this agreement.

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17  WARRANTIES AND GENERAL INDEMNITIES

     17.1  GIVING OF WARRANTIES

          (a) Subject only to clear and specific qualifications made in the Disclosure Letter, the Seller and SSD gives the Warranties in favour of the Buyer:

               (1)  as at the date of this agreement;

               (2)  as at the Purchase Date;

               (3)  for each day up to Settlement; and

               (4)  as at Settlement.

          (b) In entering this agreement, the Buyer has relied on the Warranties given by the Seller and SSD.

     17.2  BUYER'S INVESTIGATION

          Any investigation (whether before or after the date of this agreement) made by or for the Buyer in respect of the Business or a Business Asset or the Employees or Contractors does not affect either:

          (a)  the Warranties; or

          (b) the rights, powers, authorities or discretions of the Buyer if a Warranty is not true or correct or is misleading.

     17.3  INDEPENDENT WARRANTIES

          Each Warranty is to be construed independently and is not limited by reference to any other Warranty.

     17.4  INDEMNITY

          The Seller indemnifies the Buyer in respect of any claim, action, damage, loss, liability, cost, charge, expense, outgoing or payment which the Buyer pays, suffers, incurs or is liable for, by reason of any matter or thing in respect of any of the following:

          (a) any matter or thing in respect of the Business being other than as represented or warranted in this agreement; and

          (b)  any breach by the Seller of this agreement.

     17.5  MINIMUM CLAIM UNDER WARRANTIES

          The Buyer shall not be entitled to claim any compensation for any breach of Warranty unless the amount claimed for a breach of a Warranty exceeds $10,000.

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18  RESCISSION AND DAMAGES

     18.1  RIGHT OF BUYER TO RESCIND

          (a)  If at any time up to Settlement:

               (1)  the Seller materially breaches this agreement; or

               (2) any Warranty is or becomes false, misleading or incorrect when made or regarded as made under this agreement (except to the extent disclosed in the Disclosure Letter) and the damage reasonably foreseeable from such fact may exceed $10,000; or

               (3) a material adverse change occurs affecting the Business, the Business Assets or the financial or trading position or prospects of the Business;

               then the Buyer may, by giving written notice to the Seller before or at Settlement, elect to:

               (4) complete this agreement but without prejudice to any rights and remedies it may have as a result of any matter described in 18.1(a)(1) and (2); or

               (5) delay for a period of one month Settlement to determine whether any of the matters referred to in clauses 18.1(a)(1), (2) or (3), are remedied or cured within that period (in which case the Settlement Date shall be deemed to mean the expiry of that one month period); or

               (6) terminate this agreement and the Business, the Business Assets, the Employees and Contractors and all other incidents of the property, people and things acquired by the Buyer pursuant to this agreement to the Seller or SSD (as the case may be, according to the Business and the SSD Business) shall revert to the Seller and SSD as an offset against the Buyer's payment and any other obligations on Settlement. Any such reversion shall be a complete discharge of all liabilities between the parties arising from this agreement, as if the acquisition on the Purchase Date had never taken place.

          (b) In the event that Settlement has not taken place by 30 April 1998 the Seller or the Buyer may make the election described in clause 18.1(a)(6).

     18.2  CONDITION - FOREIGN INVESTMENT REVIEW BOARD APPROVAL

          Settlement will not proceed unless:

          (a) a notice in writing is issued by or on behalf of the Treasurer of the Commonwealth of Australia stating that the Commonwealth Government does not object to the Buyer and the Sellers entering into and completing this agreement, either unconditionally or on terms reasonably acceptable to the Buyer; or

          (b) the Treasurer of the Commonwealth of Australia becomes precluded from making an order in respect of the acquisition of the Business and the Business Assets under the Foreign Acquisitions and Takeovers Act 1975 (Cth).

     18.3  WAIVER

          The condition for Settlement in clause 18.2 may be waived only by the Buyer.

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19  DUTIES, COSTS AND EXPENSES

     19.1  DUTIES

          The Buyer must pay any Duty in respect of the execution, delivery and performance of:

          (a)  this agreement; and

          (b) any agreement or document entered into or signed under this agreement,

          except that the Seller must pay any Duty in respect of the transfer described in clause 18.1(a)(6).

     19.2  COSTS AND EXPENSES

          Subject to clause 19.1, each party must pay its own costs and expenses in respect of the negotiation, preparation, execution, delivery, stamping and registration of this agreement and any other agreement or document described in clause 19.1(b).

     19.3  COSTS OF PERFORMANCE

          Any action to be taken by the Buyer or the Seller in performing its obligations under this agreement must be taken at its own cost and expense unless otherwise provided in this agreement.
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20  GENERAL

     20.1  NOTICES

          (a) Any notice or other communication including, but not limited to, any request, demand, consent or approval, to or by a party to this agreement:

               (1) must be in legible writing and in English addressed as shown below:

                    (A)  if to the Seller or SSD:

                         Address:    30A Marlborough Place
                                     St Ives, New South Wales
                         Attention:  Mr C Shuetrim
                         Facsimile:  9488 7862;

                    (B)  if to the Buyer:

                         Address:    99 Walker Street
                                     North Sydney, 2060
                         Attention:  Mr J Bildner
                         Facsimile:  9510 0061;

                         with a copy to: Tier Technologies, Inc

                         Address:    1350 Treat Boulevard
                                     Suite 250
                                     Walnut Creek
                                     California   94596
                         Attention:  Chief Executive Officer
                         Facsimile:  (510) 937 3752;

               (2) where the sender is a company, must be signed by an Officer or under the common seal of the sender;

               (3) is regarded as being given by the sender and received by the addressee:

                    (A) if by delivery in person, when delivered to the addressee;

                    (B) if by post, 3 Business Days from and including the date of postage; or

                    (C) if by facsimile transmission, whether or not legibly received, when transmitted to the addressee,

                    but if the delivery or receipt is on a day which is not a Business Day or is after 4:00 pm (addressee's time) it is regarded as received at 9:00 am on the following Business Day; and

          (b) A facsimile transmission is regarded as legible unless the addressee telephones the sender within 2 hours after the transmission is received or regarded as received under clause 20.1(a)(3) and informs the sender that it is not legible.

          (c) In this clause 20.1, a reference to an addressee includes a reference to an addressee's Officers, agents or employees.

     20.2  GOVERNING LAW AND JURISDICTION

          (a)  This agreement is governed by the laws of New South Wales.

          (b) Each party irrevocably submits to the exclusive jurisdiction of the courts of New South Wales.

     20.3  WAIVERS

          (a) Waiver of any right, power, authority, discretion or remedy arising upon a breach of or default under this agreement must be in writing and signed by the party granting the waiver.

          (b) A failure or delay in exercise, or partial exercise, of a right, power, authority, discretion or remedy arising from a breach of or default under this agreement, does not result in a waiver of that right, power, authority, discretion or remedy.

          (c) A party is not entitled to rely on a delay in the exercise or non-exercise of a right, power, authority, discretion or remedy arising from a breach of this agreement or default under this agreement as constituting a waiver of that right, power, authority, discretion or remedy.

          (d) A party may not rely on any conduct of another party as a defence to exercise of a right, power, authority, discretion or remedy by that other party.

          (e)  This clause may not itself be waived except in writing.

     20.4  VARIATION

          A variation of any term of this agreement must be in writing and signed by the parties.

     20.5  CUMULATIVE RIGHTS

          The rights, powers, authorities, discretions and remedies of a party under this agreement do not exclude any other right, power, authority, discretion or remedy.

     20.6  NON-MERGER AND SURVIVAL OF WARRANTIES

          (a) Neither the Warranties nor any other provision of this agreement merges on Settlement.

          (b)  The Warranties survive Settlement of this agreement.

     20.7  CONTINUING INDEMNITIES AND SURVIVAL OF INDEMNITIES

          (a) Each indemnity of the Seller contained in this agreement is a continuing obligation of the Seller despite:

               (1)  any settlement of account; or

               (2)  the occurrence of any other thing,

               and remains in full force and effect until all money owing, contingently or otherwise, under any indemnity has been paid in full.

          (b)  Each indemnity of the Seller contained in this agreement:

               (1) is an additional, separate and independent obligation of the Seller and no one indemnity limits the generality of any other indemnity; and

               (2)  survives the termination of this agreement.

     20.8  FURTHER ASSURANCES

          Each party must do all things necessary to give full effect to this agreement and the transactions contemplated by this agreement.

     20.9  SPECIFIC PERFORMANCE

          The Seller acknowledges that monetary damages alone would not be adequate compensation to the Buyer for the Seller's breach of its obligations under this agreement and that accordingly specific performance of those obligations is an appropriate remedy.

     20.10  ENTIRE AGREEMENT

          (a) This agreement supersedes all previous agreements in respect of its subject matter and embodies the entire agreement between the parties.

          (b) The Buyer acknowledges that no representations or warranties in connection with the sale of the Business or the Business Assets have been made by the Seller or anyone on behalf of the Seller other than the Warranties.

     20.11  THIRD PARTY RIGHTS

          No person (including, but not limited to, an Employee or Contractor) other than the Buyer, the Seller and SSD has or is intended to have any right, power or remedy or derives or is intended to derive any benefit under this agreement.

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SCHEDULE 1- WARRANTIES

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PART A

Warranties of the Seller
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1  CLIENT CONTRACTS

     1.1 The Seller will provide Client Novation Agreements duly executed by the Seller and each applicable Client by the Settlement Date in respect of all Client Contracts other than the FAI Contract and the Client Contract with Telstra Corporation Limited.

     1.2 The Client Contracts are all duly executed, enforceable and valid and binding in accordance with their terms.

     1.3 The terms and conditions of each Client Contract is wholly contained in the Client Contracts comprising annexure A.

     1.4 No event has occurred, and the Seller is unaware of any act, matter or thing (including non performance thereof) which might reasonably be expected to cause a Client Contract to be varied or terminated.

     1.5  All Clients are properly described in schedule 2.

     1.6 There are no Client Contracts or other contracts, arrangements or understandings which, if performed by the Buyer in accordance with their terms, will result in the costs associated with such performance exceeding the revenue generated therefrom.

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2  EMPLOYEES, CONTRACTORS AND KEY CONTRACTORS

     2.1  EMPLOYEES AND CONTRACTORS

          The Seller will procure that substantially all:

          (a) the Employees will accept the offers of employment described in clause 8.1; and

          (b) the Contractors (excluding the Key Contractors) will duly execute Contractor Novation Agreements as described in clause 8.6,

     by the Settlement Date.

     2.2  KEY CONTRACTORS

          The Seller will procure that the Key Contractors will duly execute their respective Key Contracts by the Settlement Date.

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3  AUTHORITY

     3.1  SELLER AUTHORISED

          The Seller has taken all necessary action to authorise the execution, delivery and performance of this agreement in accordance with its terms.

     3.2  POWER TO SELL

     The Seller has full power to enter into and perform its obligations under this agreement (including, but not limited to, selling the Business Assets) and can do so without the consent of any other person (except for consents required under the Contracts, the Assets Leases and the Property Leases) and free of any pre-emptive rights or rights of first refusal.

     3.3  NO LEGAL IMPEDIMENT

     The execution, delivery and performance by the Seller of this agreement comply with:

          (a) each law, regulation, Authorisation, ruling, judgment, order or decree of any Governmental Agency;

          (b) the memorandum and articles of association or other constituent documents of the Seller;

          (c) any Encumbrance or document which is binding on the Seller or any of the Business Assets; and

          (d)  the Sancha Unit Trust Deed.

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4  ACCURACY OF INFORMATION

     4.1  INFORMATION ACCURATE

     All information given by or on behalf of the Seller or its advisers to the Buyer or its advisers in respect of the sale of the Business is accurate and complete and not misleading.

     4.2  SCHEDULES AND DISCLOSURE LETTER

     The information in the schedules and the Disclosure Letter is accurate and complete and not misleading.

     4.3  FORECASTS REASONABLE

     All forecasts and projections in respect of the Business given by or on behalf of the Seller or its advisers to the Buyer or its advisers are reasonable and have been prepared with due care and on a reasonable basis.

     4.4  MATERIAL INFORMATION DISCLOSED

     All information which is material to a buyer for value of the Business has been fully and specifically disclosed in writing to the Buyer.
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5  CONDUCT OF BUSINESS

     5.1  LOCATION

     The Business is carried on only at the Properties.

     5.2  COMPLIANCE WITH LAW

     The conduct of the Business and the ownership and use of the Business
          Assets by the Seller complies with all applicable laws.

     5.3  CONDUCT AND PRACTICES

     The Seller only engages in conduct or practices in respect of the Business which comply with all applicable laws (including, but not limited to, any consumer protection, fair trading, restrictive trade practices or anti-trust legislation).

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6  ACCOUNTS

     6.1  BASIS OF PREPARATION

     The Accounts:

          (a)  have been prepared in accordance with the Accounting Standards;

          (b) show a true and fair view of the financial position and the assets and liabilities of the Business at the accounts Date and of the income, expenses and results of the operations of the Business for the financial period ended on the Accounts date;

          (c)  are not affected by any unusual or non-recurring item;

          (d) take account of all gains or losses, whether realised or unrealised, arising from foreign currency transactions;

          (e)  including all liabilities of the Business at the Accounts Date;
               and

          (f) set out all contingent liabilities of the Business at the Accounts Date.

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7  POSITION SINCE ACCOUNTS DATE

     Since the Accounts Date:

          (a) the Business has been conducted in the ordinary course of ordinary business and in a proper and efficient manner;

          (b) the Seller has not disposed of any Business Assets except in the ordinary course of ordinary business;

          (c) the Seller has not acquired any Business Asset except in the ordinary course of ordinary business; and

          (d) there has been no material adverse change affecting the Business, the Business Assets or the financial or trading position or prosects of the Business.

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8  TITLE

     8.1  SELLER'S TITLE

     The Seller is the legal owner, as sole trustee of the Sancha Computer
          Services Unit Trust, of the Business Assets free of Encumbrances and other third party interests or rights.

     8.2  BUSINESS ASSETS

     The Business Assets are:

          (a)  fully paid for;

          (b)  in the possession of the Seller;

          (c)  used solely for the purposes of the Business;

          (d)  the only assets used in the Business;

          (e) the only assets required for the proper and efficient conduct of the Business; and

          (f)  not surplus to the requirements of the Business;

     8.3  ENCUMBRANCES

     The Seller has not granted or created, or agreed to grant or create, any Encumbrances in respect of the Business Assets.

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9  TANGIBLE ASSETS

     9.1  TANGIBLE ASSETS

     The Tangible Assets are:

          (a)  in good repair and condition having regard to their age;

          (b)  in satisfactory working order;

          (c)  capable of doing the work for which they are designed; and

          (d)  recorded in the books of the Business.

     9.2  CONFORMITY WITH DESCRIPTION

     The Tangible Assets conform with all applicable descriptions, specifications and standards.

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10  INTELLECTUAL PROPERTY RIGHTS

     10.1  OWNERSHIP

     The Seller owns or has a lawful right to use all the Intellectual Property
          Rights.

     10.2  NO THIRD PARTY RIGHTS

     No person other than the Seller has any right to, or may benefit from, any Intellectual Property Right.

     10.3  NO INFRINGEMENT

     No Intellectual Property Right breaches or may breach, infringes or may infringe against, any industrial or intellectual or other property right of any other person.

     10.4  REGISTRATION

     All Intellectual Property Rights which are either capable of registration or required to be registered in the Seller's name are registered in the Seller's name.

     10.5  DISCLOSURE

     Any disclosure made to any person of any industrial know-how or financial or trade secrets of the Business was made in the ordinary course of ordinary business and subject to a binding confidentiality undertaking in favour of the Seller, details of which have been disclosed to the Buyer.

--------------------------------------------------------------------------------
11  BUSINESS NAMES

     11.1  NO THIRD PARTY RIGHTS

     The Seller does not conduct the Business under any name other than its corporate name.

--------------------------------------------------------------------------------
12  PROPERTY LEASES

     12.1  NATURE

     The Property Leases:

          (a) are within the ordinary course of ordinary business of the Business; and

          (b)  are on arm's length terms.

     12.2  FOREIGN CURRENCY TRANSACTIONS

     No Property Lease requires a payment in or calculated by reference to an amount of foreign currency.

     12.3  NO RESTRICTIVE COVENANTS

     No Property Lease restricts the freedom of the Seller, or when assigned or novated under this agreement will restrict the freedom of the Buyer, to engage in any activity or business in any area.

     12.4  CHANGE OF CONTROL

     No party to any Property Lease is entitled or likely, as a result of a change in ownership of the Business or the Business Assets:

          (a)  to terminate the Property Lease;

          (b) to refuse to consent to the assignment or novation of the Property Lease to the Buyer; or

          (c) to require the adoption of terms which are less favourable to the Buyer than the current terms.

     12.5  NO DEFAULT

     No party to any Property Lease is in breach of or default under it or would be in breach or default but for a requirement of notice or lapse of time, or both.

     12.6  NO NOTICES

     The Seller has not received any notice which might affect any rights of the Buyer or the exercise of any rights by the Buyer in respect of any Property Lease after it is transferred to the Buyer.

--------------------------------------------------------------------------------
13  MATERIAL CONTRACTS

     Schedule 11 contains a list of all Material Contracts in respect of the Business.

--------------------------------------------------------------------------------
14  OFFERS OUTSTANDING

     14.1  OFFERS OUTSTANDING

     Any offer, tender or quotation made by the Seller in respect of the Business which is outstanding and capable of acceptance by a third party, was made in the ordinary course of ordinary business of the Business.

     14.2  MATERIAL OFFERS

     Any outstanding offer, tender or quotation which, if accepted, could give rise to a Material Contract is listed in schedule 11.

--------------------------------------------------------------------------------
15  SHAREHOLDINGS AND MEMBERSHIPS

     15.1  SHAREHOLDINGS

     The Seller is not the holder or beneficial owner of any shares or other securities in any company in respect of the Business or which forms or carries on any part of the Business.

     15.2  MEMBERSHIPS

     The Seller is not a member of any joint venture, partnership or unincorporated association (other than a recognised trade association) in respect of the Business.

     15.3  SANCHA GROUP

     No company which is a Related Body Corporate of the Seller or in which a Director or shareholder of Seller is an Officer or shareholder carries on any business competitive with the Business.

--------------------------------------------------------------------------------
16  EMPLOYEES

     16.1  NO EMPLOYEES

     The Seller does not employ any people in the Business or engage any consultants for the provision of services to the Business other than the procurement of people and Contractors from SSD.

     16.2  PEOPLE FROM SSD

     None of the people or Contractors procured from SSD are employees of the Seller (for any purpose).

--------------------------------------------------------------------------------
17  SUPERANNUATION

     The Seller has no obligations to make any payments in the nature of or associated with superannuation.

--------------------------------------------------------------------------------
18  AUTHORISATIONS

     18.1  AUTHORISATIONS OBTAINED

     There are no Authorisations required to conduct the Business and to own and operate the Business Assets.

--------------------------------------------------------------------------------
19  LITIGATION

     19.1  SELLER NOT A PARTY TO ANY LITIGATION

     The Seller is not, nor has it in the last two years been:

          (a) a party to any prosecution, litigation or arbitration proceedings in respect of the Business, the Business Assets or the Properties; or

          (b) subject to any administrative or governmental investigation in respect of the Business, the Business Assets or the Properties.

     19.2  NO LITIGATION PENDING OR THREATENED

     No prosecution, litigation, proceeding or investigation referred to in Warranty 19.1 is pending or threatened.

     19.3  NO CIRCUMSTANCES

     There are no circumstances which might give rise to any prosecution, litigation, proceeding or investigation referred to in Warranty 19.1.

--------------------------------------------------------------------------------
20  SOLVENCY

     20.1  NO LIQUIDATION OR WINDING-UP

     The Seller has not gone into liquidation nor passed a winding-up resolution nor received a notice under sections 572 or 573 of the Corporations Law.

     20.2  NO PETITION

     No petition or other process for winding-up has been presented or threatened against the Seller and there are no circumstances justifying such a petition or other process.

     20.3  NO WRIT OF EXECUTION

     No writ of execution has issued against the Seller or any property of the Seller and there are no circumstances justifying such a writ.

     20.4  NO RECEIVER

     No receiver or receiver and manager of any part of the undertaking or assets of the Seller has been appointed or is threatened or expected to be appointed and there are no circumstances justifying such an appointment.

--------------------------------------------------------------------------------
21  RECORDS

     All the Business Records:

          (a)  are up-to-date;

          (b)  have been fully and accurately maintained;

          (c)  comply with all legal requirements; and

          (d) are in the possession or under the control of the Seller and located at the Properties.

--------------------------------------------------------------------------------
22  TAXES AND DUTIES

     Any Tax or Duty payable in respect of any Business Asset including, but not limited to, each Client Contract and Property Lease has been paid.

--------------------------------------------------------------------------------
PART B

Warranties of SSD



--------------------------------------------------------------------------------
1  EMPLOYEES

     1.1  LIST OF EMPLOYEES COMPLETE

     Schedule 4 contains a complete list of the employees of SSD employed in the SSD Business and an accurate statement of their entitlement at the date of this agreement to wages, salaries, annual leave and leave loading, long service leave, sick leave and any other remuneration, compensation or benefits.

     1.2  EXCLUSIVE EMPLOYMENT

     Each Employee is employed exclusively in the SSD Business.

     1.3  PAYMENTS MADE

     SSD has paid all amounts due to the Employees.

     1.4  NO INCREASES PROMISED

     SSD has not given any commitment (whether legally binding or not) to increase or supplement the wages, salaries, annual leave and leave loading, long service leave, sick leave or any other remuneration, compensation or benefits of any Employee beyond the amounts and entitlements listed in schedule 4.

     1.5  TERMINATION

     The employment of each Employee can be lawfully terminated on 3 months' notice or less without payment of any damages or compensation, including any severance or redundancy payments.

     1.6  INCENTIVE SCHEMES

     SSD has not agreed to any share incentive scheme, share option scheme, bonus scheme, profit-sharing scheme or other employee incentive scheme in respect of the Business or with any Employee.

     1.7  SERVICE AGREEMENTS

     SSD is not a party to any written employment or service agreement with any Employee.

     1.8  MANAGEMENT AGREEMENTS

     SSD does not have any agreement, arrangement or understanding with any person for the provision of consulting or management services in respect of the Business other than the Contractors.

     1.9  INDUSTRIAL DISPUTES

     SSD has not been involved in any material industrial dispute with any Employees at any time within the 5 years preceding the date of this agreement and the Seller does not know of any circumstances likely to give rise to any material industrial dispute.

     1.10  COMPLIANCE

     SSD has complied with its obligations under any agreement, statute, industrial award or code of conduct in respect of the Employees.

     1.11  EMPLOYEE RECORDS

     SSD has maintained adequate and suitable records regarding the service of each Employee.

--------------------------------------------------------------------------------
2  CONTRACTORS

     2.1  LIST OF CONTRACTORS COMPLETE

     Schedule 5 contains a complete list of the Contractors of SSD engaged in the SSD Business and an accurate statement of their entitlement at the date of this agreement to their compensation or benefits.

     2.2  EXCLUSIVE EMPLOYMENT

     Each Contractor is employed exclusively in the SSD Business.

     2.3  PAYMENTS MADE

     SSD has paid all amounts due to the Contractors.

     2.4  NO INCREASES PROMISES

     SSD has not given any commitment (whether legally binding or not) to increase of supplement the compensation or benefits of any Contractor beyond the amounts and entitlements listed in schedule 5.

     2.5  TERMINATION

     The engagement of each Contractor can be lawfully terminated in accordance with the term of the Contractor Contract.

     2.6  INCENTIVE SCHEMES

     SSD has not agreed to any share incentive scheme, share option scheme, bonus scheme, profit-sharing scheme or other incentive scheme in respect of the Business or with any Contractor.

     2.7  MANAGEMENT AGREEMENTS

     SSD does not have any agreement, arrangement or understanding with any person for the provision of consulting or management services in respect of the Business other than the Contractors.

     2.8  CONTRACTOR RECORDS

     SSD has maintained adequate and suitable records regarding the service of each Contractor.

     2.9 The terms and conditions upon which each of the Contractors is engaged by SSD is as described in their respective Contractor Contracts.

     2.10 Each of the Contractor Contracts is duly executed, valid, binding and enforceable in accordance with its terms.

     2.11 The Contractors are all the Contractors used by SSD for the provision of services to the Seller.

     2.12 Each of the Contractors is an independent contractor and not an employee (for any purpose) of SSD or the Seller.

--------------------------------------------------------------------------------
3  SUPERANNUATION

     3.1 SSD does not own, control or maintain any fund to which superannuation contributions are made on behalf of any Employees.

     3.2 All Superannuation contributions made on behalf of Employees are to the funds described in schedule 10.

     3.3  SSD has satisfied its obligations described in 3.2 on a timely basis.

     3.4 Except for the obligations described in 3.2 and pursuant to the Superannuation Guarantee (Administration) Act, 1992, SSD is not under any present legal liability or voluntary commitment (whether or not legally binding) to pay to any person, any pension, superannuation, allowance, retirement, gratuity or like benefits or any damages or compensation for loss of office or employment or for unfair or wrongful dismissal.

4  UNIONS

     4.1  AGREEMENTS

     SSD is not a party to any agreement with a union or industrial organisation in respect of the Employees.

     4.2  AWARDS

     No industrial awards or agreements apply to any Employee.

--------------------------------------------------------------------------------
5  LITIGATION

     5.1  SSD NOT A PARTY TO ANY LITIGATION

     SSD is not, nor has it in the last two years been:

          (a) a party to any prosecution, litigation or arbitration proceedings in respect of the SSD Business (including the status of Employees and Contractors); or

          (b) subject to any administrative or governmental investigation in respect of the SSD Business.

     5.2  NO LITIGATION PENDING OR THREATENED

     No prosecution, litigation, proceeding or investigation referred to in Warranty 5.1 is pending or threatened.

     5.3  NO CIRCUMSTANCES

     There are no circumstances which might give rise to any prosecution, litigation, proceeding or investigation referred to in Warranty 5.1.

--------------------------------------------------------------------------------
6  RECORDS

     All the SSD Business Records:

          (a)  are up-to-date;

          (b)  have been fully and accurately maintained;

          (c)  comply with all legal requirements; and

          (d) are in the possession or under the control of the Seller and located at the Properties.

SCHEDULE 2 - CLIENT CONTRACTS



CUSTOMER                           PROJECT                  CONTRACT/      CONTRACT NAME
                                                            WO NUMBER
-----------------------------------------------------------------------------------------
Australian Unity       Gen. Insurance Sys                N/A               Proposal
-----------------------------------------------------------------------------------------
FAI                    Interim Agreement
-----------------------------------------------------------------------------------------
Fortis                 Professional Services             N/A               Agreement
-----------------------------------------------------------------------------------------
                       FORGE Projects                    WO#10             Work Order
-----------------------------------------------------------------------------------------
                       FORGE Projects                    WO#11             Work Order
-----------------------------------------------------------------------------------------
                       Year 2000 Rectification           WO#12             Work Order
-----------------------------------------------------------------------------------------
                       Year 2000 Rectification           WO#13             Work Order
-----------------------------------------------------------------------------------------
                       SRP Licence Agreement             N/A               Agreement
-----------------------------------------------------------------------------------------
General & Cologne RE   App, Dev, Maint etc               N/A               Prof. Serv.
-----------------------------------------------------------------------------------------
HBF                    Gap Analysis                      WO#1A             Work Order
-----------------------------------------------------------------------------------------
                       MQ Series Construct               WO#2A             Work Order
-----------------------------------------------------------------------------------------
                       Data Conversion                   WO#3              Work Order
-----------------------------------------------------------------------------------------
                       Interim Construct                 WO#4              Work Order
-----------------------------------------------------------------------------------------
                       Interim DB2                       WO#5              Work Order
-----------------------------------------------------------------------------------------
                                                         WO#6 - #26        Services Agree
-----------------------------------------------------------------------------------------
                       Licence Agreement                 #977001           Lic Agree
-----------------------------------------------------------------------------------------
                       AEGIS Lic Agreement               N/A               Lic Agree
-----------------------------------------------------------------------------------------
HIH Winterthur         Brokerlink                        HIH:01            Work Order
-----------------------------------------------------------------------------------------
                       Services Agreement                N/A               Agreement
-----------------------------------------------------------------------------------------
INS                    Consulting Services               N/A               Proposals
-----------------------------------------------------------------------------------------
Mercantile Mutual      Polisy & Brokerlink               MERC:01           Work Order
-----------------------------------------------------------------------------------------
                       Policy & Brokerlink               MERC:02           Work Order
-----------------------------------------------------------------------------------------
MMI                    Brokerlink                        N/A               Proposal
-----------------------------------------------------------------------------------------
                       IDEAS Conversion Proj
-----------------------------------------------------------------------------------------
                       WCPS                              #6                Work Order
-----------------------------------------------------------------------------------------
                       WCPS                              #7                Work Order
-----------------------------------------------------------------------------------------
RSA                    LMI
-----------------------------------------------------------------------------------------
                       Claims: Sys Dev                   N/A               Proposal
-----------------------------------------------------------------------------------------
                       FIX2000
-----------------------------------------------------------------------------------------
                       FIX2000 Project Mngt              N/A               Proposal
-----------------------------------------------------------------------------------------
                       Testing Methodology               N/A               Proposal
-----------------------------------------------------------------------------------------
                       Broker Division DW                N/A               Proposal
-----------------------------------------------------------------------------------------
Telstra                C&C FOH SISP                      N/A               Proposal
-----------------------------------------------------------------------------------------
                       C&C FOH SISP                      #301848           T&M RFP
-----------------------------------------------------------------------------------------
3M                     MQ Series & Pilot                 N/A               Proposal
-----------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

SCHEDULE 3 - CONTRACTS

SCHEDULE 4 - EMPLOYEES

NAME                    POSITION  COMMENCEMENT WAGES/SALARY   ACCRUED      ACCRUED       ACCRUED SICK LEAVE    OTHER REMUNERATION,
                                     DATE                      ANNUAL        LONG        AND LEAVE LOADING      COMPENSATION OR
                                                               LEAVE        SERVICE                               SERVICE LEAVE
BENEFITS
-----------------------------------------------------------------------------------------------------------------------------------
Susan Aburrow
-----------------------------------------------------------------------------------------------------------------------------------
Margaret Cullity
-----------------------------------------------------------------------------------------------------------------------------------
Bernard Cunningham
-----------------------------------------------------------------------------------------------------------------------------------
Ross Edwards
-----------------------------------------------------------------------------------------------------------------------------------
Jeff Giorgiutti                    09/02/98
-----------------------------------------------------------------------------------------------------------------------------------
Greg Halliday
-----------------------------------------------------------------------------------------------------------------------------------
Randal Halligan
-----------------------------------------------------------------------------------------------------------------------------------
John Hepburn
-----------------------------------------------------------------------------------------------------------------------------------
Warren Hillier                     09/02/98
-----------------------------------------------------------------------------------------------------------------------------------
Dean Jones
-----------------------------------------------------------------------------------------------------------------------------------
Vivian Kershaw
-----------------------------------------------------------------------------------------------------------------------------------
Ben Lo
-----------------------------------------------------------------------------------------------------------------------------------
Eugene McKay
-----------------------------------------------------------------------------------------------------------------------------------
Les Palmer
-----------------------------------------------------------------------------------------------------------------------------------
Hiie Pank
-----------------------------------------------------------------------------------------------------------------------------------
Andrew Peattie
-----------------------------------------------------------------------------------------------------------------------------------
Kate Richardson
-----------------------------------------------------------------------------------------------------------------------------------
Christopher Sang
-----------------------------------------------------------------------------------------------------------------------------------
Vidya Shastri
-----------------------------------------------------------------------------------------------------------------------------------
Louise Smith
-----------------------------------------------------------------------------------------------------------------------------------
Ross Stephens
-----------------------------------------------------------------------------------------------------------------------------------
Michael Stephens                   02/03/98
-----------------------------------------------------------------------------------------------------------------------------------
Janice Stokes
-----------------------------------------------------------------------------------------------------------------------------------
James Stormon
-----------------------------------------------------------------------------------------------------------------------------------
Sam Ton
-----------------------------------------------------------------------------------------------------------------------------------
Ute Veling
-----------------------------------------------------------------------------------------------------------------------------------
Gary Whitton
-----------------------------------------------------------------------------------------------------------------------------------
Patrick Ian Whormsley              11/08/97
-----------------------------------------------------------------------------------------------------------------------------------
Ian Williams
-----------------------------------------------------------------------------------------------------------------------------------

SCHEDULE 5 - Contractors


NAME                                      PRIMARY CONTACT   COMMENCEMENT DATE  TERM (MONTHS)  COMMENTS
------------------------------------------------------------------------------------------------------
Nordrana P/L                              John Rozier
------------------------------------------------------------------------------------------------------
Shatten P/L                               Allen Shatten
------------------------------------------------------------------------------------------------------
Sancha P/L                                Charlie Shuetrim
------------------------------------------------------------------------------------------------------
Julian Midwinter & Associates P/L         Mark Midwinter
------------------------------------------------------------------------------------------------------
Canson P/L (via Nordrana)                 Turkel Ahmed
------------------------------------------------------------------------------------------------------
L Bamber Systems P/L                      Liz Bamber
------------------------------------------------------------------------------------------------------
Marcham Consulting P/L                    Philippa Barrett
------------------------------------------------------------------------------------------------------
Rob Beaumont Consulting P/L               Rob Beaumont
------------------------------------------------------------------------------------------------------
Diamondcast P/L                           Paul Blackburn
------------------------------------------------------------------------------------------------------
Hismar Holdings P/L                       June Bradley
------------------------------------------------------------------------------------------------------
Alange P/L                                Alan Colborne
------------------------------------------------------------------------------------------------------
Farvel Holdings P/L                       Janice Eldershaw
------------------------------------------------------------------------------------------------------
Data Processing Recruitment (Agency)      Joanne Elliot
------------------------------------------------------------------------------------------------------
Sherlock Software (Agency)                David Evans
------------------------------------------------------------------------------------------------------
MDG Software P/L                          Michael Gardner
------------------------------------------------------------------------------------------------------
Infocraft P/L                             Judy Ginsburg
------------------------------------------------------------------------------------------------------
Nibobo P/L                                Philip Golamco
------------------------------------------------------------------------------------------------------
Hoistcourt P/L                            Roslyn Harris
------------------------------------------------------------------------------------------------------
Morliss - Umber Contracts Ltd             Stephen Henshaw
------------------------------------------------------------------------------------------------------
Geoffrey Howard Consulting P/L            Geoff Howard
------------------------------------------------------------------------------------------------------
John Galt P/L (Agency)                    James Howison
------------------------------------------------------------------------------------------------------
Lansvale P/L                              David Huang
------------------------------------------------------------------------------------------------------
Austcorp No 270 P/L                       Graeme Hugo
------------------------------------------------------------------------------------------------------
Lawand Holdings P/L                       Michelle Lawand
------------------------------------------------------------------------------------------------------
Lawand Holdings P/L                       Toufic Lawand
------------------------------------------------------------------------------------------------------
Tilmara P/L                               Shaheen Malik
------------------------------------------------------------------------------------------------------
Idoweb P/L                                Jim Mewes
------------------------------------------------------------------------------------------------------
MH Systems P/L                            Tony Mooney
------------------------------------------------------------------------------------------------------
Equss People                              Janet Munro
------------------------------------------------------------------------------------------------------
Coffsoft P/L                              Garry Nelson
------------------------------------------------------------------------------------------------------
IT Resources (Agency)                     Cindy Noe
------------------------------------------------------------------------------------------------------
Anlon P/L                                 Zoran Novicic
------------------------------------------------------------------------------------------------------
Hamerfand P/L                             John Pratt
------------------------------------------------------------------------------------------------------
Pegasus Computing Services P/L            Steve Rapley
------------------------------------------------------------------------------------------------------
DC/DB Information Systems P/L             Alain Ruffin
------------------------------------------------------------------------------------------------------
HADP Consulting P/L                       Paul Sloan
------------------------------------------------------------------------------------------------------
Triffid Systems P/L (Via Nordrana)        Ted Smith
------------------------------------------------------------------------------------------------------
Unigaze P/L                               Helge Solberg
------------------------------------------------------------------------------------------------------
Candle Australia (Agency)                 Dennis Thomas
------------------------------------------------------------------------------------------------------
John Galt P/L (Agency)                    Hau Tran
------------------------------------------------------------------------------------------------------
Equus People (Agency)                     Hardy Tsang
------------------------------------------------------------------------------------------------------
Huddleston P/L                            Karl Tuckfeld
------------------------------------------------------------------------------------------------------
Hasspan P/L                               John Urruzmendi
------------------------------------------------------------------------------------------------------
Martins Vieira Int Trade P/L              Jose Vieira
------------------------------------------------------------------------------------------------------
Wise People P/L                           Marina Valugani
------------------------------------------------------------------------------------------------------
Bengem P/L                                Bill Watkins
------------------------------------------------------------------------------------------------------
Brolga Consulting Australia Pty Limited   Janet Healey
------------------------------------------------------------------------------------------------------

SCHEDULE 6 - LEASEHOLD PROPERTIES

CLAUSE 0 (DEFINITIONS)

PROPERTY LEASES
----------------------------------------------------------------------------------------------------------------------
Office                     DATE               LESSOR              ANNUAL RENT  OUTGOINGS  EXPIRY DATE  RENEWAL OPTIONS
----------------------------------------------------------------------------------------------------------------------
1.  Suite 4              09/10/97  Business Executive Suites                                                  08/04/98
   Level 20                        Pty Limited, ACN 003 961 760
   99 Walker Street
   North Sydney

----------------------------------------------------------------------------------------------------------------------
2.  Suite 5              01/01/98  Business Executive Suites                                                  31/12/98
   Level 20                        Pty Limited, ACN 003 961 760
   99 Walker Street
   North Sydney

----------------------------------------------------------------------------------------------------------------------
3.  Suite 2              14/01/98  Business Executive Suites                                                  13/04/98
   Level 5                         Pty Limited, ACN 003 961 760
   99 Walker Street                and Rancham Pty Limited, ACN
   North Sydney                    054 755 387



----------------------------------------------------------------------------------------------------------------------
4.  Residential          31.12.97  K. Dupays                      $1,300 p.m.                                 16/12/98
   31A Robinson
    Terrace
-----------------------
   Dalglish
-----------------------
   Perth, WA
-----------------------

--------------------------------------------------------------------------------
SCHEDULE 7 - INTELLECTUAL PROPERTY RIGHTS

CLAUSE 1.1 (DEFINITIONS)
1.        Trade Marks
Number                    Class        Trade Mark
727,695                    42          SANCHA
727,686                    42          THE WAY AHEAD
728,849                    42          SANCHA - THE WAY AHEAD & Device


2.  COPYRIGHT

SRP Assembler Subroutine programs:

PROGRAM                Comment
-----------------------------------------------------------------------------------------------------------------
SRPBEGN                SRP Driver Environment Setup Subroutine
-----------------------------------------------------------------------------------------------------------------
SRPCMEX                SRP data compression Routine
-----------------------------------------------------------------------------------------------------------------
SRPCMRD                SRP Compare Routine (SRPCMPR) Generic File I/O Routine
-----------------------------------------------------------------------------------------------------------------
SRPDBU1                SRPDBMS Utility Module
-----------------------------------------------------------------------------------------------------------------
SRPDBU2                SRPDBMS Utility Module
-----------------------------------------------------------------------------------------------------------------
SRPEASY                SRP Easytrieve Exit - Calls SRPCMEX to Decompress Data
-----------------------------------------------------------------------------------------------------------------
SRPJINS                Assemble SRP JCL Parameter Insertion Module
-----------------------------------------------------------------------------------------------------------------
SRPPARS                Assemble SRP Parse Routine
-----------------------------------------------------------------------------------------------------------------
SRPPNCO                SRP Terminal Data Stream Compression Routine
-----------------------------------------------------------------------------------------------------------------
SRPPOST                SRP ECB Posting Routine
-----------------------------------------------------------------------------------------------------------------
SRPPPTD                Update CICS PPT Entries Routine
-----------------------------------------------------------------------------------------------------------------
SRPPRT                 SRP Generic Batch Print I/O Routine
-----------------------------------------------------------------------------------------------------------------
SRPSADR                SRP Set Address Subroutine
-----------------------------------------------------------------------------------------------------------------
SRPSPDS                Assemble SRP PDS Access Routine
-----------------------------------------------------------------------------------------------------------------
SRPSTCK                SRP Store Clock Subroutine
-----------------------------------------------------------------------------------------------------------------
SRPSTRT                SRP Application Program Environment Setup Stub
-----------------------------------------------------------------------------------------------------------------
SRPSUTL                Assemble SRP Utility Functions Module
-----------------------------------------------------------------------------------------------------------------
SRPSWLD                SRP Wild Search Utility
-----------------------------------------------------------------------------------------------------------------

SRP Cobol Subroutine programs:

PROGRAM                COMMENT
-----------------------------------------------------------------------------------------------------------------
SRPPARM                Unstring Parameter Subroutine
-----------------------------------------------------------------------------------------------------------------
SRPSDAT                Date Edit and Format Subroutine
-----------------------------------------------------------------------------------------------------------------
SRPSEDT                Cobol Numeric Edit Subroutine
-----------------------------------------------------------------------------------------------------------------
SRPSLDAT               Date Search Subroutine
-----------------------------------------------------------------------------------------------------------------
SRPSLTRV               Travelling Search Subroutine
-----------------------------------------------------------------------------------------------------------------
SRPSLVAL               Value Search Subroutine
-----------------------------------------------------------------------------------------------------------------
SRPSWRD                Password Algorithm Subroutine
-----------------------------------------------------------------------------------------------------------------
SRPUCMP                Name and Address Compression Subroutine
-----------------------------------------------------------------------------------------------------------------
SRPXFRM                Convert Data to Comma Delimited Format
-----------------------------------------------------------------------------------------------------------------

SRP Assembler Service Module programs:

PROGRAM                COMMENT
-----------------------------------------------------------------------------------------------------------------
SRPDBMS                SRP Database Management System I/O Routine (online)
-----------------------------------------------------------------------------------------------------------------
SRPDBM1                SRP Database Management System I/O Routine (online)
-----------------------------------------------------------------------------------------------------------------
SRPBDBS                SRP Database Management System I/O Routine (batch)
-----------------------------------------------------------------------------------------------------------------
SRPBDB1                SRP Database Management System I/O Routine (batch)
-----------------------------------------------------------------------------------------------------------------
SRPTABL                SRP in Memory Data Table
-----------------------------------------------------------------------------------------------------------------

SRP Batch Cobol Utility programs:

PROGRAM                COMMENT
-----------------------------------------------------------------------------------------------------------------
SRPARC1                Source Archive Program
-----------------------------------------------------------------------------------------------------------------
SRPARC5                Source Archive Program
-----------------------------------------------------------------------------------------------------------------
SRPBR14                Null Program
-----------------------------------------------------------------------------------------------------------------
SRPCMPR                File Compare Batch Utility
-----------------------------------------------------------------------------------------------------------------
SRPCOMP                Compile SRP Bulk Compile JCL Generator
-----------------------------------------------------------------------------------------------------------------
SRPCON4                Cobol Source Conversion - FUJITSU Cobol 85 to Cobol II
-----------------------------------------------------------------------------------------------------------------
SRPCON5                Cobol Source Conversion - SRP 3.0 to SRP 4.0
-----------------------------------------------------------------------------------------------------------------
SRPLSPL                List Program Lists
-----------------------------------------------------------------------------------------------------------------
SRPPP01                Compile Cobol Pre-Processor
-----------------------------------------------------------------------------------------------------------------
SRPPP6                 Compile Cobol Go to Program Checker
-----------------------------------------------------------------------------------------------------------------
SRPSCMP                Source Compare
-----------------------------------------------------------------------------------------------------------------
SRPTFLD                Generate SRP Field Definitions From Cobol Copybook
-----------------------------------------------------------------------------------------------------------------

Stub Modules For SRP Cobol Utility Routines (Cobol II Only):

PROGRAM                COMMENT
-----------------------------------------------------------------------------------------------------------------
SRPDATE                Date Edit and Format Stub
-----------------------------------------------------------------------------------------------------------------
SRPNEDT                Cobol Numeric Edit Stub
-----------------------------------------------------------------------------------------------------------------
SRPSELV                Value Search Stub
-----------------------------------------------------------------------------------------------------------------
SRPSELD                Date Search Stub
-----------------------------------------------------------------------------------------------------------------
SRPSELT                Travelling Search Stub
-----------------------------------------------------------------------------------------------------------------

Environment Interface Modules (drivers) and Cobol Service Module programs:

PROGRAM                                                         COMMENT
-----------------------------------------------------------------------------------------------------------------
SRPBDRV                                                     SRP Batch Driver
-----------------------------------------------------------------------------------------------------------------
SRPCICI                                                SRP Online Driver for CICS
-----------------------------------------------------------------------------------------------------------------
SRPCIC1                                                 SRP Terminal I/O Module
-----------------------------------------------------------------------------------------------------------------

Online/Batch Programs Using Standard SRP Compile Procedure:

PROGRAM                COMMENT
-----------------------------------------------------------------------------------------------------------------
SRPABT1                Abend Testing Routine
-----------------------------------------------------------------------------------------------------------------
SRPABT2                Abend Testing Routine
-----------------------------------------------------------------------------------------------------------------
SRPALFA                Alpha Key Manipulation Subroutine
-----------------------------------------------------------------------------------------------------------------

PROGRAM                COMMENT
-----------------------------------------------------------------------------------------------------------------
SRPAUD1                Audit Data Detail Screen
-----------------------------------------------------------------------------------------------------------------
SRPAUL1                Audit Data List Screen
-----------------------------------------------------------------------------------------------------------------
SRPAUL2                Audit Data List - Batch
-----------------------------------------------------------------------------------------------------------------
SRPAUL3                Audit Data List - Batch
-----------------------------------------------------------------------------------------------------------------
SRPAUTH                Authorisation Lookup Subroutine
-----------------------------------------------------------------------------------------------------------------
SRPBINT                Date Rollover Routine
-----------------------------------------------------------------------------------------------------------------
SRPBMSG                Send an IUCS Message - Batch
-----------------------------------------------------------------------------------------------------------------
SRPBPRG                Batch Print Purge Routine
-----------------------------------------------------------------------------------------------------------------
SRPBPRT                Batch Print Routine
-----------------------------------------------------------------------------------------------------------------
SRPCK01                Check SRTTFLD Record Integrity
-----------------------------------------------------------------------------------------------------------------
SRPCK02                Check SRTDATA Record Integrity
-----------------------------------------------------------------------------------------------------------------
SRPCK03                Check SRTTFLD Record Integrity
-----------------------------------------------------------------------------------------------------------------
SRPDK04                Check SRFWORK Record Integrity
-----------------------------------------------------------------------------------------------------------------
SRPCM10                Check Digit Routine
-----------------------------------------------------------------------------------------------------------------
SRPCMPQ                Logical SRP Record Compare
-----------------------------------------------------------------------------------------------------------------
SRPD01A                Display Details Of Selected Terminal Stack Records
-----------------------------------------------------------------------------------------------------------------
SRPD01B                Display Details Of I-O Trace Records
-----------------------------------------------------------------------------------------------------------------
SRPD01C                Display Details Of CICS PPT Entries
-----------------------------------------------------------------------------------------------------------------
SRPD01D                Display Details Of Absolute Memory Addresses
-----------------------------------------------------------------------------------------------------------------
SRPD01E                Set the Status of SRP I-O Trace
-----------------------------------------------------------------------------------------------------------------
SRPD02A                Display Details Of SRP Screen Definitions
-----------------------------------------------------------------------------------------------------------------
SRPD02B                Display Details Of SRP Authorisation Definitions
-----------------------------------------------------------------------------------------------------------------
SRPD02E                Display Details Of SRP Screen Selection Definitions
-----------------------------------------------------------------------------------------------------------------
SRPD02F                Display Details Of SRP Error Message Definitions
-----------------------------------------------------------------------------------------------------------------
SRPD02G                Display Details Of SRP Abend Information Records
-----------------------------------------------------------------------------------------------------------------
SRPD02H                Display Details Of SRP Print Queue Control Definitions
-----------------------------------------------------------------------------------------------------------------
SRPD02K                Replicate Help Screen Utility
-----------------------------------------------------------------------------------------------------------------
SRPD03A                Display Details Of SRP User Definitions
-----------------------------------------------------------------------------------------------------------------
SRPD04A                Display Details Of SRP SRFERROR Definitions
-----------------------------------------------------------------------------------------------------------------
SRPD04B                Set the Status of SRP Trace and Breakpoint
-----------------------------------------------------------------------------------------------------------------
SRPD04C                Display Details Of SRP SRFOMSG Definitions
-----------------------------------------------------------------------------------------------------------------
SRPD06B                Display Details Of SRP Record Definitions
-----------------------------------------------------------------------------------------------------------------
SRPD06C                Display Details Of SRP Records in Character and Hexadecimal
-----------------------------------------------------------------------------------------------------------------
SRPD06D                Display Details Of SRP in Memory DBMS Statistics
-----------------------------------------------------------------------------------------------------------------
SRPD06E                Display Details Of SRP File Definitions
-----------------------------------------------------------------------------------------------------------------
SRPD06F                Display Details from SRP in Memory Table (SRPTABL)
-----------------------------------------------------------------------------------------------------------------
SRPD06G                Set the Status of SRP Statistics History Recording
-----------------------------------------------------------------------------------------------------------------
SRPD07A                Display Details Of SRP Print Queue Header Definitions
-----------------------------------------------------------------------------------------------------------------
SRPD07B                Display Details Of SRP Printer Definitions
-----------------------------------------------------------------------------------------------------------------
SRPD08A                Display Details Of SRP Print Items
-----------------------------------------------------------------------------------------------------------------
SRPD08B                Display Details Of SRP Print Items
-----------------------------------------------------------------------------------------------------------------

PROGRAM                COMMENT
-----------------------------------------------------------------------------------------------------------------
SRPD10A                Display Details Of SRP Number Allocation Definitions
-----------------------------------------------------------------------------------------------------------------
SRPD11A                I.U.C.S. Message Details
-----------------------------------------------------------------------------------------------------------------
SRPD11B                I.U.C.S. Message Receiver Information
-----------------------------------------------------------------------------------------------------------------
SRPD11C                I.U.C.S. Address List Maintenance
-----------------------------------------------------------------------------------------------------------------
SRPD11E                Alpha Index Inquiry
-----------------------------------------------------------------------------------------------------------------
SRPD13A                S.L. Element Definition
-----------------------------------------------------------------------------------------------------------------
SRPD14B                S.L. Letter Fields
-----------------------------------------------------------------------------------------------------------------
SRPD15A                S.L. Summary Screen
-----------------------------------------------------------------------------------------------------------------
SRPDATT                SRP Date Routine Test Driver
-----------------------------------------------------------------------------------------------------------------
SRPDBMT                SRPDBMS Routine Test Driver
-----------------------------------------------------------------------------------------------------------------
SRPDBST                Write DBMS Statistics Record
-----------------------------------------------------------------------------------------------------------------
SRPDEMO                SRP Map Test Display
-----------------------------------------------------------------------------------------------------------------
SRPDNAM                Inquiry/Update On Name & Address Records
-----------------------------------------------------------------------------------------------------------------
SRPDSEL                List The Selections Available To a Screen
-----------------------------------------------------------------------------------------------------------------
SRPDSL2                List The Selections Available To a Screen
-----------------------------------------------------------------------------------------------------------------
SRPEDIT                Generalised Edit Routine
-----------------------------------------------------------------------------------------------------------------
SRPEMSG                Error Message Lookup Routine
-----------------------------------------------------------------------------------------------------------------
SRPGBOK                Copybook Generator
-----------------------------------------------------------------------------------------------------------------
SRPGINT                Generic Online Application Driver
-----------------------------------------------------------------------------------------------------------------
SRPHEDT                Edit Help Screens
-----------------------------------------------------------------------------------------------------------------
SRPHELP                Display Help Screen
-----------------------------------------------------------------------------------------------------------------
SRPHIR1                Report On Transaction History Records
-----------------------------------------------------------------------------------------------------------------
SRPHLP2                Display Help Screen - with Search Facility
-----------------------------------------------------------------------------------------------------------------
SRPINIT                SRP Online Initialisation Program
-----------------------------------------------------------------------------------------------------------------
SRPITRC                Initiate Screen Trace Facility
-----------------------------------------------------------------------------------------------------------------
SRPIUC1                Utility Functions For I.U.C.S.
-----------------------------------------------------------------------------------------------------------------
SRPIUC1                Build an I.U.C.S. Message
-----------------------------------------------------------------------------------------------------------------
SRPJCRD                Edit Online Submitted JCL
-----------------------------------------------------------------------------------------------------------------
SRPJFRM                Inquiry/Update Facility On The Parameters For JCL Submission
-----------------------------------------------------------------------------------------------------------------
SRPJSUB                Submit Online JCL
-----------------------------------------------------------------------------------------------------------------
SRPL01A                List Stack Records
-----------------------------------------------------------------------------------------------------------------
SRPL01B                List Of I-O Trace Records
-----------------------------------------------------------------------------------------------------------------
SRPL02A                List Of Screen Definition Records
-----------------------------------------------------------------------------------------------------------------
SRPL02B                List Of SRFAUTH Records
-----------------------------------------------------------------------------------------------------------------
SRPL02D                List Of File SRFHELP Records
-----------------------------------------------------------------------------------------------------------------
SRPL02E                List Of SRFSCSEL Records
-----------------------------------------------------------------------------------------------------------------
SRPL02F                List Of SRFERMSG Records
-----------------------------------------------------------------------------------------------------------------
SRPL02G                List Of SRFABCDE Records
-----------------------------------------------------------------------------------------------------------------
SRPL02H                List Of Form Type - Queue Control Records
-----------------------------------------------------------------------------------------------------------------
SRPL02J                List Of Available Numbers For Addition Of SRFERMSG Records
-----------------------------------------------------------------------------------------------------------------
SRPL03A                List Of All User Records - SRFUSER
-----------------------------------------------------------------------------------------------------------------

PROGRAM                COMMENT
-----------------------------------------------------------------------------------------------------------------
SRPL04A                List Of Error Description Records
-----------------------------------------------------------------------------------------------------------------
SRPL04B                List Of Cobol Program Trace Records
-----------------------------------------------------------------------------------------------------------------
SRPL04C                List Of Output Message Records
-----------------------------------------------------------------------------------------------------------------
SRPL06B                List Of SRFDBDES Records
-----------------------------------------------------------------------------------------------------------------
SRPL06C                Generalised LIST OF SRP RECORDS (Unformatted)
-----------------------------------------------------------------------------------------------------------------
SRPL06D                List Database Descriptors With A Summary Of Their Activity
-----------------------------------------------------------------------------------------------------------------
SRPL06E                List Of File SRFFILE Records
-----------------------------------------------------------------------------------------------------------------
SRPL07A                List Of Queue Header Records
-----------------------------------------------------------------------------------------------------------------
SRPL07B                List Of Printer Definition Records
-----------------------------------------------------------------------------------------------------------------
SRPL08A                List Of Item Header Records
-----------------------------------------------------------------------------------------------------------------
SRPL08B                List the Print User / Form Records
-----------------------------------------------------------------------------------------------------------------
SRPL09B                LIST PRINT Items
-----------------------------------------------------------------------------------------------------------------
SRPL10A                List Number Allocation Records
-----------------------------------------------------------------------------------------------------------------
SRPL11A                List Of I.U.C.S. Message Records
-----------------------------------------------------------------------------------------------------------------
SRPL11B                List Of Addressees For A Given I.U.C.S. Message
-----------------------------------------------------------------------------------------------------------------
SRPL11C                List Of I.U.C.S. User's Listnames
-----------------------------------------------------------------------------------------------------------------
SRPL11E                Alpha Search List For Name / Name & Address Sub-System
-----------------------------------------------------------------------------------------------------------------
SRPL14A                Standard Letters - Display Letter List
-----------------------------------------------------------------------------------------------------------------
SRPLIST                General List Of SRP Records (Formatted)
-----------------------------------------------------------------------------------------------------------------
SRPLTSK                List Tasks Currently Active With A Summary Of Their Activity
-----------------------------------------------------------------------------------------------------------------
SRPMAIN                SRP Sign On Screen
-----------------------------------------------------------------------------------------------------------------
SRPMENU                Standard SRP Menu Program
-----------------------------------------------------------------------------------------------------------------
SRPNACT                SRP Null Activity Program
-----------------------------------------------------------------------------------------------------------------
SRPNAME                Name / Name & Address Utility
-----------------------------------------------------------------------------------------------------------------
SRPNPTR                Name-Pointer List For Owner Record
-----------------------------------------------------------------------------------------------------------------
SRPNUMB                Allocates Next Available Number For A Number Type
-----------------------------------------------------------------------------------------------------------------
SRPNUMT                Inquiry/Update On Number Allocation - Test Driver
-----------------------------------------------------------------------------------------------------------------
SRPOMSG                Output Message Handler
-----------------------------------------------------------------------------------------------------------------
SRPOPRG                Purge Of Requested Print Queues
-----------------------------------------------------------------------------------------------------------------
SRPOPTR                List of All Owner Keys Related To A Single Name-Id
-----------------------------------------------------------------------------------------------------------------
SRPP01B                Print I-O Trace Records For A Particular Selection Criteria
-----------------------------------------------------------------------------------------------------------------
SRPPER1                Purge Old Performance Records
-----------------------------------------------------------------------------------------------------------------
SRPPER2                List The Records Generated By SRPSTAT In The Online Environment
-----------------------------------------------------------------------------------------------------------------
SRPPNC4                Convert PSAM Format Definitions To SRP Maps
-----------------------------------------------------------------------------------------------------------------
SRPPND1                Inquiry/Update Facility On The SRFMAP Record (Header Part)
-----------------------------------------------------------------------------------------------------------------
SRPPND2                Inquiry/Update On Screen Painter Records
-----------------------------------------------------------------------------------------------------------------
SRPPND3                Test A Screen Created Using The SRP Painter
-----------------------------------------------------------------------------------------------------------------
SRPPND4                Down Link to a Screen For Field Level Help - Where `?' has been Entered.
-----------------------------------------------------------------------------------------------------------------
SRPPNL1                List of SRP Map Records
-----------------------------------------------------------------------------------------------------------------
SRPPNT                 Screen Painter
-----------------------------------------------------------------------------------------------------------------
SRPPNUT                Screen Painter Utility - Decode, Encode Map
-----------------------------------------------------------------------------------------------------------------

PROGRAM                COMMENT
-----------------------------------------------------------------------------------------------------------------
SRPPRNT                Build Print Q Interface
-----------------------------------------------------------------------------------------------------------------
SRPPRT1                Print Request Screen
-----------------------------------------------------------------------------------------------------------------
SRPPRT2                Print Of Requested Queues And/Or Items
-----------------------------------------------------------------------------------------------------------------
SRPPRT4                Asynch Interface To SPRPRINT
-----------------------------------------------------------------------------------------------------------------
SRPPRT5                Reads In A Sysout Print File And Rites The Printout To The SRP Print File
-----------------------------------------------------------------------------------------------------------------
SRPPTRC                SRP Program Trace/Debugging Utility Program
-----------------------------------------------------------------------------------------------------------------
SRPRLIS                Run List Program
-----------------------------------------------------------------------------------------------------------------
SRPRUTA                Record Manipulation Utility Program
-----------------------------------------------------------------------------------------------------------------
SRPS13A                Standard Letters - Field Validation
-----------------------------------------------------------------------------------------------------------------
SRPS13B                Standard Letters - DBDES/Table Validation
-----------------------------------------------------------------------------------------------------------------
SRPS15A                Standard Letters - Compose Letter And Build Document Data Stream
-----------------------------------------------------------------------------------------------------------------
SRPS15B                Standard Letters - Utility Processor
-----------------------------------------------------------------------------------------------------------------
SRPS15C                Standard Letters - Utility Processor
-----------------------------------------------------------------------------------------------------------------
SRPS15D                Standard Letters - Foreign Key Element-Name Handler
-----------------------------------------------------------------------------------------------------------------
SRPS15E                Standard Letters - Diary Handler
-----------------------------------------------------------------------------------------------------------------
SRPSDEL                Shutdown Record Delete Utility
-----------------------------------------------------------------------------------------------------------------
SRPSHNM                Alpha Search List For Name / Name & Address Sub-System
-----------------------------------------------------------------------------------------------------------------
SRPSHRT                Generate Short Alpha Keys From A Given Character String
-----------------------------------------------------------------------------------------------------------------
SRPSTAT                Report On SRP Statistics
-----------------------------------------------------------------------------------------------------------------
SRPSTRC                Screen Trace Utility Module
-----------------------------------------------------------------------------------------------------------------
SRPTASK                Initiate a Background Task
-----------------------------------------------------------------------------------------------------------------
SRPTBLD                Load Tables Into The SRPTABL Area In Memory
-----------------------------------------------------------------------------------------------------------------
SRPTBST                Save SRPTABL Statistics
-----------------------------------------------------------------------------------------------------------------
SRPTFAM                Table File Management Services
-----------------------------------------------------------------------------------------------------------------
SRPTFD1                Inquiry/Update On TFAM Table Header Records
-----------------------------------------------------------------------------------------------------------------
SRPTFD2                Inquiry/Update On Field Records
-----------------------------------------------------------------------------------------------------------------
SRPTFD3                Inquiry/Update On Table Data Records
-----------------------------------------------------------------------------------------------------------------
SRPTFD4                Inquiry/Update On Table Field Rules
-----------------------------------------------------------------------------------------------------------------
SRPTFD5                Generic Table Lookup
-----------------------------------------------------------------------------------------------------------------
SRPTFD6                Inquiry Facility On The TFMS Activity Statistics
-----------------------------------------------------------------------------------------------------------------
SRPTFD7                List/Maintenance Of List Screen Records
-----------------------------------------------------------------------------------------------------------------
SRPTFD7X               List/Maintenance Of List Screen Records Subroutine
-----------------------------------------------------------------------------------------------------------------
SRPTFD8                Validation Module
-----------------------------------------------------------------------------------------------------------------
SRPTFD9                Field Records Utility Module
-----------------------------------------------------------------------------------------------------------------
SRPTFDA                Utility Functions For Programs That Access Field Records
-----------------------------------------------------------------------------------------------------------------
SRPTFDB                Inquiry/Update On Field Records
-----------------------------------------------------------------------------------------------------------------
SRPTFL1                List Of TFAM Table Header Records
-----------------------------------------------------------------------------------------------------------------
SRPTFL2                General List Of Table Records
-----------------------------------------------------------------------------------------------------------------
SRPTFL6                List Of TFMS Table Activity
-----------------------------------------------------------------------------------------------------------------
SRPTFL7                List Of STFLSCR Records
-----------------------------------------------------------------------------------------------------------------
SRPTFMT                Inquiry/Update On General Records
-----------------------------------------------------------------------------------------------------------------

PROGRAM                COMMENT
-----------------------------------------------------------------------------------------------------------------
SRPTFST                Save TFMS Activity Statistics
-----------------------------------------------------------------------------------------------------------------
SRPTMD1                Inquiry/Update On SRFTMLN Template Line Records
-----------------------------------------------------------------------------------------------------------------
SRPTMD2                Inquiry/Update On SRFTMVA Template Variables
-----------------------------------------------------------------------------------------------------------------
SRPTMD3                Inquiry/Update Facility Document Header
-----------------------------------------------------------------------------------------------------------------
SRPTML1                List of Document Headers
-----------------------------------------------------------------------------------------------------------------
SRPTMUT                Document Templates And Set Up Document Coordinate Records
-----------------------------------------------------------------------------------------------------------------
SRPTRAN                SRP Transaction Table Interface Module
-----------------------------------------------------------------------------------------------------------------
SRPTRNA                Inquiry/Update On SRFSYS Type `01' Records
-----------------------------------------------------------------------------------------------------------------
SRPTRNB                Inquiry/Update On SRFSYS Type `01' Records
-----------------------------------------------------------------------------------------------------------------
SRPTRNL                List Of File SRFSYS/Rectype `01'
-----------------------------------------------------------------------------------------------------------------
SRPVDTL                This Program Adds Versions
-----------------------------------------------------------------------------------------------------------------
SRPVERS                Functions Of Business Date Version Maintenance
-----------------------------------------------------------------------------------------------------------------
SRPVLST                List Business Date Versions
-----------------------------------------------------------------------------------------------------------------
SRPWHO                 Where Do I Come From? - System Information
-----------------------------------------------------------------------------------------------------------------
SRPXTRC                SRP Generalised Batch Extract Program
-----------------------------------------------------------------------------------------------------------------

Diary Infrastructure Programs - Standard SRP Compile Procedure:

PROGRAM                COMMENT
-----------------------------------------------------------------------------------------------------------------
EBP0000                Batch Loan/Reload Of Diaries
-----------------------------------------------------------------------------------------------------------------
EBP9999                Batch Diary Driver
-----------------------------------------------------------------------------------------------------------------
EMP0210                List Owner To Diary Pointers
-----------------------------------------------------------------------------------------------------------------
EMP0240                Inquiry/Update On Diary Text Records
-----------------------------------------------------------------------------------------------------------------
EMP0250                List Diary Text Records
-----------------------------------------------------------------------------------------------------------------
EMP0260                List Diary Records
-----------------------------------------------------------------------------------------------------------------
EMP0270                Maintain Diary Records
-----------------------------------------------------------------------------------------------------------------
EMP0280                List Work Group To Diary Pointers
-----------------------------------------------------------------------------------------------------------------
EMP0290                Rebuild Diaries
-----------------------------------------------------------------------------------------------------------------
EMS0000                Diary Manager Module
-----------------------------------------------------------------------------------------------------------------

SRP Documentation:

MANUAL                                                                           COMMENT
------------------------------------------------------------------------------------------------------------------
SRP Programmers' Reference Manual                                             SRP Version 4.0
------------------------------------------------------------------------------------------------------------------
SRP Programmers' Guide                                                    SRP Version 4.0 - Draft
------------------------------------------------------------------------------------------------------------------

SCHEDULE 8 - COMPUTER EQUIPMENT

A.  COMPUTER EQUIPMENT LOCATED AT NORTH SYDNEY (SUITE 4, LEVEL 20)

1.     Teco VIA Intel Pentium 166MMX, Teco Monitor, Keyboard and Mouse
       (SN 9710008)                                            ASSET NO 5
       Monitor -  SN: E871330670                               ASSET NO 1
       Mouse -  SN: 74257543                                   ASSET NO 3
       Keyboard -  SN: 7DO55503386                             ASSET NO 4

2.     Teco VIA Intel Pentium 166MMX, Teco Monitor, Keyboard and Mouse
       (SN: 9710009)                                           ASSET NO 9
       Monitor -  SN: E871330677                               ASSET NO 10
       Mouse -  SN: 74281313                                   ASSET NO 11
       Keyboard -  SN: SD055503389                             ASSET NO 12

3.     Teco VIA Intel Pentium 166MMX, Teco Monitor, Keyboard and Mouse
       (SN: 97100010)                                          ASSET NO 13
       Monitor -  SN: E871330685                               ASSET NO 14
       Mouse -  SN: 74281549                                   ASSET NO 15
       Keyboard -  SN: SD055503382                             ASSET NO 16

4.     Datastar 120 MHz Pentium 100 and NEC C500 15" Colour Monitor
       (SN: DS0130)                                            ASSET NO 17
       Monitor -  SN: 7052700634                               ASSET NO 18
       Mouse -  SN: LTC53203985                                ASSET NO 19
       Keyboard -  SN: 026746                                  ASSET NO 20

5.     Iomega 100mb Zipdrive Parallel Port
       (SN: RBCH15M3LL)                                        ASSET NO 21

6.     Hewlett Packard Laserjet 4P
       (SN: NLBB013560)                                        ASSET NO 22

B.  COMPUTER EQUIPMENT LOCATED AT NORTH SYDNEY (SUITE 2, LEVEL 5)

1.     Datastar Pentium 166, NEC C500 Monitor, Keyboard and Mouse
       (SN: DS021756)                                          ASSET NO 23
       Monitor -  SN: 7052700370                               ASSET NO 24
       Mouse -  SN: LZA7130195                                 ASSET NO 25
       Keyboard -  SN: K6575011799S                            ASSET NO 26

2.     Datastar Pentium 166, NEC C500 Monitor, Keyboard and Mouse
       (SN: DS021757)                                          ASSET NO 27
       Monitor -  SN: 7052700097                               ASSET NO 28
       Mouse -  SN: LZA71301981                                ASSET NO 29
       Keyboard -  SN: K6575011794S                            ASSET NO 30

3.     Datastar Pentium 166, NEC C500 Monitor, Keyboard and Mouse
       (SN: DS021758)                                          ASSET NO 31
       Monitor -  SN: 6043500872                               ASSET NO 32
       Mouse -  SN: LZA71301986                                ASSET NO 33
       Keyboard -  SN: K6575011800S                            ASSET NO 34

4.     Datastar Pentium 166MMX, NEC C500 Monitor, Keyboard and Mouse
       (SN: DS021844)                                          ASSET NO 35
       Monitor -  SN: 7062500853                               ASSET NO 36
       Mouse -  SN: LZA64004176                                ASSET NO 37
       Keyboard -  SN: K65761630325S                           ASSET NO 38

5.     Datastar Pentium 166MMX, NEC C500 Monitor, Keyboard and Mouse
       (SN: DS021845)                                          ASSET NO 39
       Monitor -  SN: 7062501019                               ASSET NO 40
       Mouse -  SN: LZA64004104                                ASSET NO 41
       Keyboard -  SN: K65761630330S                           ASSET NO 42

6.     Datastar Pentium 166MMX, NEC C500 Monitor, Keyboard and Mouse
       (SN: DS021846)                                          ASSET NO 43
       Monitor -  SN: 7062500856                               ASSET NO 44
       Mouse -  SN: LZ864004144                                ASSET NO 45
       Keyboard -  SN: K65761630329S                           ASSET NO 46

7.     HP Laserjet 6P Printer with HP Jet Direct Internal Combo (10 Base T Only) Multi Protocol
       J2550A
       (SN: SGC000641)                                         ASSET NO 47

C.  COMPUTER EQUIPMENT LOCATED AT NORTH SYDNEY (SUITE 5, LEVEL 20)

  1.  Hewlett Packard Laserjet 4L
      (SN: USBB137124                                  ASSET NO 48

  2.  Hewlett Packard Laserjet 5P
      (SN: SGFBO13920)                                 ASSET NO 49

  3.  Datastar Pentium 166
      (SN: DS021544)                                   ASSET NO 50
      Monitor -  ACER 15" colour monitor               ASSET NO 51
      Mouse -  SN: 92121490                            ASSET NO 52
      Keyboard -  SN: 70530027                         ASSET NO 53

  4.  Datastar Pentium 166 (SN: DS021545)
                                                       ASSET NO 54
      Monitor -  : 03C00245                            ASSET NO 55
      Mouse -  : LZA51306184                           ASSET NO 56
      Keyboard -  : 728141258-AT                       ASSET NO 57

  5.  Tandberg Data Back-up Drive                      ASSET NO 58

  6.  NEC Multispin CD-ROM Reader                      ASSET NO 59

  7.  Orbit 486 33 MHz Computer (Unused Server)        ASSET NO 60

  8.  Austin 133 MHz Pentium 133 (Unused Server)       ASSET NO 61

  9.  Compucon 486 33 MHz Computer (Unused Server)     RETURNED

 10.  Compaq 133 Pentium Server (Notes Server)         ASSET NO 63
      Monitor -  15" colour monitor                    ASSET NO 64
      Mouse -  Compaq                                  ASSET NO 65
      Keyboard -   CTIGE62DJP6ZQ                       ASSET NO 66

 11.  CY Pentium 120 Server (Novell Server)            ASSET NO 67
      Monitor -  CTX 15" colour monitor                ASSET NO 68
      Keyboard -   6DO0162459                          ASSET NO 69

 12.  Teco VIA Intel Pentium 166MMX, Teco Monitor, Keyboard and Mouse
      (SN: 9710007)                                    ASSET NO 2
      Monitor -  SN: E871330681                        ASSET NO 6
      Mouse -  SN: 74257552                            ASSET NO 7
      Keyboard -  SN: 7D055503392                      ASSET NO 8

D.  COMPUTER EQUIPMENT LOCATED AT NORTH SYDNEY (SUITE 5B, LEVEL 20)

1.    Datastar Pentium 166 (SN: DS09597)
                                                       ASSET NO 70
      Monitor -  Compucon 15" colour monitor           ASSET NO 71
      Mouse -  C3K7PN9937                              ASSET NO 72
      Keyboard -  20261394                             ASSET NO 73
2.    Datastar Pentium 166 (SN: DS021622)
                                                       ASSET NO 74
      Monitor -  Phillips 15" colour monitor           ASSET NO 75
      Mouse -  LTA53403542                             ASSET NO 76
      Keyboard -   DO318                               ASSET NO 77
3.    Datastar Pentium 166 (SN: DS021694)
                                                       ASSET NO 78
      Monitor -  Tatung 15" colour monitor (SN:        ASSET NO 79
      62461482)
      Mouse -  7066552                                 ASSET NO 80
      Keyboard -  6B19900420                           ASSET NO 81

4.    Pentium 133 (Window Facing, closest to the       ASSET NO 82
      Door)                                            ASSET NO 83
      Monitor -  MTC 15" colour monitor                ASSET NO 84
      Mouse -                                          ASSET NO 85
      Keyboard -

5.    Micton Millenia Transport XPE Laptop
      (SN: 861330-0002)                                ASSET NO 86
      (Allocated to Paul Sloan as at 24/06/97)

------------------------------------------------------------------------------
Schedule 9 - Settlement Statement

                                                            VALUE
-----------------------------------------------------------------------------------
Client Contracts:  New South Wales
                   Victoria
                   Western Australia
-----------------------------------------------------------------------------------
Computer Equipment (WDV)
-----------------------------------------------------------------------------------
Business Records
-----------------------------------------------------------------------------------
Contracts
-----------------------------------------------------------------------------------
Goodwill:  New South Wales
           Victoria
           Western Australia
-----------------------------------------------------------------------------------
Property Leases
-----------------------------------------------------------------------------------
Trade Marks
-----------------------------------------------------------------------------------
Copyright
-----------------------------------------------------------------------------------
                                                                         $6,650,000
-----------------------------------------------------------------------------------
Less FAI Contract                                                        $  911,112
-----------------------------------------------------------------------------------
Plus SSD Business                                                        $1,500,000
-----------------------------------------------------------------------------------
Total                                                                    $7,238,888
-----------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Schedule 10 - Superannuation

      STAFF MEMBER            SUPERANNUATION FUND        SALARY SACRIFICE P/A           SUPER 6% P/A
-----------------------------------------------------------------------------------------------------------
Aburrow, Susan            Aburrow Computer Services                                               $3,420.00
                          Pty Ltd Super Fund
-----------------------------------------------------------------------------------------------------------
Cullity, Margaret         Zurich                                      $ 1,011.96                  $4,980.00
-----------------------------------------------------------------------------------------------------------
Cunningham, Bernard       Zurich                                      $ 1,156.32                  $4,920.00
-----------------------------------------------------------------------------------------------------------
Edwards, Ross             to be advised                                                           $6,390.00
-----------------------------------------------------------------------------------------------------------
Giorguitti, Jeff          AMP Multifund Super Bond                                                $4,350.00
                          Personal Super
-----------------------------------------------------------------------------------------------------------
Halliday, Greg            Zurich                                      $   278.00                  $7,500.00
-----------------------------------------------------------------------------------------------------------
Halligan, Randal          Zurich                                      $ 3,500.04                  $6,300.00
-----------------------------------------------------------------------------------------------------------
Hepburn, John             Hepburn Retirement Fund                                                 $3,960.00
-----------------------------------------------------------------------------------------------------------
Hillier, Warren           Zurich                                                                  $4,350.00
-----------------------------------------------------------------------------------------------------------
Jones, Dean               Zurich                                                                  $4,920.00
-----------------------------------------------------------------------------------------------------------
Kershaw, Vivian           The Kershaw NO1                             $18,000.00                  $3,660.00
                          Superannuation Fund
-----------------------------------------------------------------------------------------------------------
Lo, Ben                   FAI Life                                                                $4,800.00
-----------------------------------------------------------------------------------------------------------
McKay, Eugene             Colonial Masterfund                                                     $4,530.00
-----------------------------------------------------------------------------------------------------------
Palmer, Les               AMP Society                                                             $4,260.00
-----------------------------------------------------------------------------------------------------------
Pank, Hiie                Zurich                                                                  $4,200.00
-----------------------------------------------------------------------------------------------------------
Peattie, Andrew           Zurich                                                                  $6,000.00
-----------------------------------------------------------------------------------------------------------
Richardson, Kate          Zurich                                                                  $4,200.00
-----------------------------------------------------------------------------------------------------------
Sang, Christopher         FAI Life                                                                $5,400.00
-----------------------------------------------------------------------------------------------------------
Shastri, Vidya            AMP Society                                 $ 1,112.50                  $4,076.00
-----------------------------------------------------------------------------------------------------------
Smith, Louise             Zurich                                                                  $4,500.00
-----------------------------------------------------------------------------------------------------------
Stephens, Michael         Zurich                                                                  $3,000.00
-----------------------------------------------------------------------------------------------------------
Stephens, Ross            Zurich                                      $ 6,540.00                  $6,390.00
-----------------------------------------------------------------------------------------------------------
Stokes, Janice            National Flexisuper                                                     $3,060.00
-----------------------------------------------------------------------------------------------------------
Stormon, James            Zurich Australia                                                        $4,530.00
-----------------------------------------------------------------------------------------------------------
Ton, Hoan Sam             Macquarie Investment                                                    $3,420.00
                          Management
-----------------------------------------------------------------------------------------------------------
Veling, Ute               Zurich                                      $   897.60                  $4,800.00
-----------------------------------------------------------------------------------------------------------
Whitton, Gary             BT Funds Management                                                     $6,000.00
-----------------------------------------------------------------------------------------------------------
Whormsley, Ian            Zurich                                                                  $3,000.00
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Williams, Ian             Zurich                                      $   650.64                  $6,180.00
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Schedule 11 - Material Contracts


The AEGIS licence agreement from FAI to the Seller

-----------------------------------------------------------------------------------

Executed as an agreement:



THE COMMON SEAL of
SANCHA COMPUTER SERVICES PTY LIMITED
is affixed to this
document:


---------------------------           --------------------------
Secretary/Director                    Director


---------------------------           ---------------------------
Name (please print)                   Name (please print)


THE COMMON SEAL of
SANCHA SOFTWARE DEVELOPMENT
is affixed to this
document:


---------------------------           ---------------------------
Secretary/Director                    Director


---------------------------           ---------------------------
Name (please print)                   Name (please print)


THE COMMON SEAL of
TIER TECHNOLOGIES (AUSTRALIA) PTY LIMITED is affixed to this document:


---------------------------           ---------------------------
Secretary/Director                    Director


---------------------------           ---------------------------
Name (please print)                   Name (please print)

-----------------------------------------------------------------------------------
ANNEXURE A - Client Contracts


-----------------------------------------------------------------------------------
ANNEXURE B - Contractor Contracts


-----------------------------------------------------------------------------------
ANNEXURE C - Employee Contracts


-----------------------------------------------------------------------------------
ANNEXURE D - ACCOUNTS

CLAUSE 1.1 (DEFINITIONS)




-----------------------------------------------------------------------------------
ANNEXURE E - LEASES OF FREEHOLD PROPERTIES





-----------------------------------------------------------------------------------
ANNEXURE F - Client Novation Agreements

                             [ON SANCHA LETTERHEAD]




Dear [NAME OF CLIENT]


As a valued client of Sancha Computer Services Pty Limited, I am writing on behalf of Sancha to inform you that Tier Technologies (Australia) Pty Limited, the Australian wholly owned subsidiary of Tier Technologies Inc., a listed US technology company, has entered into an agreement to purchase Sancha's business. This purchase is to be effective 1 March, 1998.

Tier Australia will continue to operate the business and most of Sancha's staff and contractors will continue to be part of the business. Accordingly, there should be little change in the way in which the services are delivered to you.

As part of the purchase, Tier Australia will, if you agree, assume all obligations of Sancha under the Contract (described below) and perform all the services. If you agree, as of 1 March 1998, the entire contractual relationship shall be between you and Tier Australia. Services as of that date will be regarded as performed by Tier Australia and you should pay Tier Australia for all work from March 1st onwards. All work prior to March 1st will remain payable to Sancha.

If you agree to this change, would you please sign the attached copy of this letter as indicated. Sancha will return to you a copy signed by Tier Australia on receipt.

[DESCRIPTION OF CONTRACT]

Yours faithfully



AGREEMENT
---------

Agreed for and on behalf of [NAME OF CLIENT]:


_________________    ______________________     _______________
Print name           Position                   Date



Agreed for and on behalf of Tier Technologies (Australia) Pty Limited:


_________________    ______________________     _______________
Print name           Position                   Date

--------------------------------------------------------------------------------
ANNEXURE G - Contractor Novation Agreements

                             [ON SANCHA LETTERHEAD]





Dear [NAME OF CONTRACTOR]


As a valued contractor of Sancha Software Development Pty Limited, I am writing on behalf of Sancha to inform you that Tier Technologies (Australia) Pty Limited, the Australian wholly owned subsidiary of Tier Technologies Inc., a listed US technology company, has entered into an agreement to purchase Sancha's business. This purchase is to be effective 1 March, 1998.

Tier Australia will continue to operate the business and most of Sancha's staff and clients will continue to be part of the business. Accordingly, there should be little change in the way in which the services are required from you.

As part of the purchase, Tier Australia will, if you agree, assume all obligations of Sancha under the Contract (described below). If you agree, as of 1 March 1998, the entire contractual relationship shall be between you and Tier Australia. Services provided to clients as of that date will be regarded as performed for Tier Australia and Tier Australia will pay you for all work from March 1st onwards. All work prior to March 1st will remain payable by Sancha.

If you agree to this change, would you please sign the attached copy of this letter as indicated. Sancha will return to you a copy signed by Tier Australia on receipt.

[DESCRIPTION OF CONTRACT]

Yours faithfully



AGREEMENT
---------

Agreed for and on behalf of [NAME OF CONTRACTOR]:


_________________    ______________________     _______________
Print name           Position                   Date



Agreed for and on behalf of Tier Technologies (Australia) Pty Limited:


_________________    ______________________     _______________
Print name           Position                   Date

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ANNEXURE H - Offer of Employment by Buyer

(CLAUSE 18.1(a))

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ANNEXURE I - Assignment of Property Leases

CLAUSE 7.1 (TRANSFER OF PROPERTY LEASES)


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ANNEXURE J - Assignment of Trade Marks

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ANNEXURE K - ASSIGNMENT OF COPYRIGHT


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ANNEXURE L - Escrow Agreement

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ANNEXURE M - Key Contracts

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TABLE OF CONTENTS

Clause                                                                    Page

1 DEFINITIONS AND INTERPRETATION                                            1

     1.1 Definitions                                                        1
     1.2 Interpretation                                                     8
     1.3 Business Day                                                       9
     1.4 Accounting Standards                                              10

2 SALE AND PURCHASE                                                        10

     2.1 Sale of Business Assets and Release of Employees and Contractors  10
     2.2 Control and Management of the Business                            11

3 PURCHASE PRICE                                                           11

     3.1 Purchase Price                                                    11
     3.2 Apportionment                                                     11
     3.3 Payment at Settlement                                             12
     3.4 Delivery of Tier Share Certificate                                12
     3.5 Tier Shares Unencumbered                                          12
     3.6 First Performance Target - Additional Consideration               13
     3.7 Second Performance Target - Additional Consideration              13
     3.8 FAI Contract                                                      14
     3.9 Sale of Continuing Business                                       16

4 SETTLEMENT STATEMENT                                                     16

     4.1 Settlement Statement                                              16

5 PAYMENTS IN ADVANCE OR ARREARS                                           17

     5.1 Advance payments                                                  17
     5.2 Arrears payments                                                  17

6 RECEIVABLES                                                              17

     6.1 Collection by Buyer                                               17
     6.2 Accounting for Receivables                                        18
     6.3 Written account and payment                                       18
     6.4 Buyer to provide information                                      18
     6.5 Seller's responsibility                                           18
     6.6 Seller to Account to Buyer                                        18

7 PROPERTY LEASES                                                          19

     7.1 Transfer of Property Leases                                       19
     7.2 Right of occupation pending transfer of Property Leases           19
     7.3 Claims by third parties                                           20

8 EMPLOYEES AND CONTRACTORS                                                20

     8.1 Offer of employment by Buyer                                      20

     8.2 Termination by SSD                                                20
     8.3 Non-transferring Employees                                        21
     8.4 Allowances                                                        21
     8.5 Indemnity                                                         21
     8.6 Novation of Contractors                                           21
     8.7 Engagement of Contractors by Buyer                                22
     8.8 SSD to Pay Out contractors                                        22
     8.9 Contractor Novations after the Purchase Date                      22
     8.10 Contractors and Employees Value                                  23

9 SUPERANNUATION                                                           23

     9.1 Seller to Make Payments                                           23

10 PERIOD BEFORE SETTLEMENT                                                23

     10.1 Carrying on of the Business - by the Seller and SSD              23
     10.2 Further Performance by Seller                                    24
     10.3 Access                                                           24
     10.4 Carrying on of the Business - by the Buyer                       24

11 PURCHASE DATE AND SETTLEMENT                                            25

     11.1 Date for Settlement                                              25
     11.2 Delivery of documents at Purchase Date                           25
     11.3 Delivery of documents on the Settlement Date                     25
     11.4 Delivery of Tangible Assets                                      25
     11.5 Delivery of Business Records and documents of title              25
     11.6 Delivery of Documents executed by SSD                            26
     11.7 Further Delivery of Documents                                    26
     11.8 Buyer's obligations at Settlement                                26

12 TITLE AND RISK                                                          26

     12.1 Title                                                            26
     12.2 Risk                                                             26

13 CHANGE OF NAMES                                                         26

     13.1 Change of company name                                           26

14 CONTINUING COOPERATION                                                  27

     14.1 Carrying on of Business                                          27
     14.2 Trade connections                                                27
     14.3 Customer enquiries                                               27
     14.4 Documents to be available after the Purchase Date                27
     14.5 Continuing access to Excluded Records                            28

15 AFTER SALES SERVICE                                                     28

     15.1 Supply of after-sales service                                    28

16 COMPETITION                                                             29

     16.1 Undertakings                                                     29
     16.2 Separate undertakings                                            30
     16.3 Value of the Business                                            30
     16.4 Legal advice                                                     30
     16.5 Injunction                                                       30
     16.6 Survival of obligations                                          30

17 WARRANTIES AND GENERAL INDEMNITIES                                      30

     17.1 Giving of Warranties                                             30
     17.2 Buyer's investigation                                            31
     17.3 Independent Warranties                                           31
     17.4 Indemnity                                                        31
     17.5 Minimum Claim under Warranties                                   31

18 RESCISSION AND DAMAGES                                                  31

     18.1 Right of Buyer to rescind                                        31
     18.2 Condition - Foreign Investment Review Board approval             32
     18.3 Waiver                                                           32

19 DUTIES, COSTS AND EXPENSES                                              33

     19.1 Duties                                                           33
     19.2 Costs and expenses                                               33
     19.3 Costs of performance                                             33

20 GENERAL                                                                 33

     20.1 Notices                                                          33
     20.2 Governing law and jurisdiction                                   34
     20.3 Waivers                                                          34
     20.4 Variation                                                        35
     20.5 Cumulative rights                                                35
     20.6 Non-merger and survival of Warranties                            35
     20.7 Continuing indemnities and survival of indemnities               35
     20.8 Further assurances                                               35
     20.9 Specific performance                                             35
     20.10 Entire agreement                                                36
     20.11 Third party rights                                              36

SCHEDULE 1- WARRANTIES                                                     37

SCHEDULE 2 - CLIENT CONTRACTS                                              48

SCHEDULE 3 - CONTRACTS                                                     49

SCHEDULE 4 - EMPLOYEES                                                     50

SCHEDULE 5 - CONTRACTORS                                                   51

SCHEDULE 6 - LEASEHOLD PROPERTIES                                          52

SCHEDULE 7 - INTELLECTUAL PROPERTY RIGHTS                                  53

SCHEDULE 8 - COMPUTER EQUIPMENT                                            59

SCHEDULE 9 - SETTLEMENT STATEMENT                                          64

SCHEDULE 10 - SUPERANNUATION                                               65

SCHEDULE 11 - MATERIAL CONTRACTS                                           67

ANNEXURE A - CLIENT CONTRACTS

ANNEXURE B - CONTRACTOR CONTRACTS

ANNEXURE C - EMPLOYEE CONTRACTS

ANNEXURE D - ACCOUNTS

ANNEXURE E - LEASES OF FREEHOLD PROPERTIES

ANNEXURE F - CLIENT NOVATION AGREEMENTS

ANNEXURE G - CONTRACTOR NOVATION AGREEMENTS

ANNEXURE H - OFFER OF EMPLOYMENT BY BUYER

ANNEXURE I - ASSIGNMENT OF PROPERTY LEASES

ANNEXURE J - ASSIGNMENT OF TRADE MARKS

ANNEXURE K - ASSIGNMENT OF COPYRIGHT

ANNEXURE L - ESCROW AGREEMENT

ANNEXURE M - KEY CONTRACTS

                      SANCHA COMPUTER SERVICES PTY LIMITED
                                ACN 003 067 945

                    SANCHA SOFTWARE DEVELOPMENT PTY LIMITED
                                ACN 003 067 936

                                      and

                   TIER TECHNOLOGIES (AUSTRALIA) PTY LIMITED
                                ACN 076 287 039



                                F r e e h i l l
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                             H o l l i n g d a l e
                             ---------------------
                                   & P a g e
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